                                                              EXHIBIT 10.1


         This Sublease, dated, for reference purposes only, May 31, 1996, is made by and between GILDA MARX INCORPORATED, a California corporation (herein called "Sublessor") and LEGACY SOFTWARE, INC., a Delaware corporation (herein called "Sublessee").

         1.      DEFINITIONS, SCHEDULES AND ADDENDA.

                 1.1      DEFINITIONS.

                          (a)     Premises shall mean a portion of the
Sublessor's second floor premises of the southwest portion of said premises as described in Exhibit A attached hereto and made a part of this Sublease.

                          (b)     Building shall mean that certain real
property located at 5340 Alla Road, Los Angeles, California.

                          (c)     Sublessee's Rentable Square Footage shall
mean approximately 15,309 rentable square feet; Sublessor's Rentable Square Footage shall mean 53,963 rentable square feet. Total Square Footage of the Building shall mean 109,360 rentable square feet.

                          (d)     Sublease Commencement Date shall mean June 1,
1996 or the date of signature of this Sublease by Sublessor and Sublessee, and consent of Master Lessor, whichever is later. Sublease Expiration Date shall mean May 31, 1999. Sublease Term shall mean the period between Sublease Commencement Date and Sublease Expiration Date. The dates set forth in this Paragraph 1.1 (d) are subject to adjustment pursuant to the terms of Paragraph
3.2 of this Sublease.

                          (e)     Base Year shall mean the calendar year 1996.

                          (f)     Master Lessor shall mean AMC Associates, a
California limited partnership.

                          (g)     Base Rent.  During the first 12 months of
Sublease term after the Base Rent Commencement Date, Sublessee's Base Rent shall mean $192,893.40 ($12.60 per square foot of Sublessee's Rentable Square footage) per year, payable in monthly installments of $16,074.45, subject to the Rent Abatement described in Paragraph 4.1 below. Base Rent Commencement Date shall be July 1, 1996, subject to the terms of Paragraph 3 of this Sublease.

                          (h)     Sublessee's Pro Rata Share shall mean 28.36%
of Sublessor's Premises. Sublessee's Pro Rata Share of the Building shall mean 13.99%. For purposes of Paragraph 4.2, Sublessee's Pro Rata Share of Excess Operating Costs for the first 12 months of the Sublease Term after the Base Rent Commencement Date is estimated to be $0.00 ($0.00 per square foot of Sublessee's Rentable Square Footage) payable in monthly installments of $0.00, subject to adjustment pursuant to Paragraph 3.2 and 4.2 below.

                          (i)     Security Deposit shall mean $16,074.45.

                          (j)     Permitted Uses.  The Premises may be used and
occupied for general office purposes, and for no other purpose except with the written consent of the Master Lessor, which consent shall not be unreasonably withheld, conditioned or delayed.

                          (k)     Authorized Number of Parking Spaces.
Sublessee shall be entitled to a ratio of two and one-half (2.5) parking spaces for every one thousand Rentable Square Feet of the Sublessee's Rentable Square Footage the location of which shall be 20 spaces at the front of the building as set forth on Exhibit "B" attached hereto, and the remainder unreserved spaces located at the reasonable discretion of Sublessor and Master Lessor.

                          (l)     Brokers shall mean Travers Realty Corporation
and Tooley & Company.

                          (m)     Master Lessor's Mailing Address:  AMC
Associates, c/o Tooley & Co., 3303 Wilshire Boulevard, Suite 1200, Los Angeles, California 90010. Attention: Mr. Bruce Beatty.

                          (n)     Sublessor's Mailing Address:  c/o Gilda Marx,
5340 Alla Road, Los Angeles, California  90066.

                          (o)     Sublessee's Mailing Address following
Commencement Date: c/o Legacy Software, Inc., 5340 Alla Road, Los Angeles, California 90066.

                 1.2 EXHIBITS AND ADDENDA. The exhibits listed below are incorporated into this Sublease by reference unless lined out. The terms of exhibits and addenda, if any, attached or added hereto shall control over any inconsistent provisions in the paragraphs of this Sublease, except that in the event of a conflict between the terms of this Sublease and the Master Lease, the terms of this Sublease shall control:

(a)      Exhibit A;       Description of Premises and Floor Plan
(b)      Exhibit B;       Location of Assigned Parking Spaces
(c)      Exhibit C;       Master Lease (including Addendum, Notice of Lease
                          Term Dates, First, Second and Third Amendments
                          thereto and February 4, 1994 letter agreement)
(d)      Exhibit D;       List of Hazardous Materials
(e)      Exhibit E;       Expansion Space Subject to Right of First Offer.

         2.      PREMISES.

                 2.1 SUBLEASE OF PREMISES. In consideration of the Rent and the provisions of this Sublease, Sublessor hereby subleases to Sublessee and Sublessee hereby subleases from Sublessor for the Sublease Term, at the rental, and upon all of the





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
conditions set forth herein the Premises. Sublessee's Rentable Square Footage is a stipulated amount based upon BOMA standards of measurement for rental purposes. Sublessor and Sublessee shall not remeasure the Premises during the Sublease Term unless the size of the Premises shall be adjusted by agreement of Sublessor and Sublessee. The Premises, as outlined in Exhibit A attached hereto, shall include rights to the use of Sublessor's Common Areas, and Common Areas of the Building. The Premises are a portion of Sublessor's premises which are a portion of the Building. The Premises, the Sublessor's Premises, the Building, the Common Areas of the Building, the land upon which the same are located are herein collectively referred to as the "Industrial Center."

         3.      TERM.

                 3.1 TERM. Unless sooner terminated pursuant to any provision hereof, the term of this Sublease shall commence on June 17, 1996 and end on June 30, 1999, subject, however, to any earlier termination pursuant to the terms of the Master Lease, as defined below. Notwithstanding the foregoing, if the Master Lease is terminated due to the fault of Sublessor, Sublessee's right to quiet possession of the Premises shall not be disturbed if Sublessee is not in default and Sublessee attorns to the Master Lessor and Sublessee shall continue to pay the Base Rent and all other charges payable under the Sublease to the Master Lessor.

                 3.2 DELAY IN COMMENCEMENT. Notwithstanding the Sublease Commencement Date, if for any reason Sublessor cannot deliver possession of the Premises to Sublessee on said date, Sublessor shall not be subject to any liability therefore, nor shall such failure affect the validity of this Sublease or the obligations of Sublessee hereunder or extend the term hereof, but in such case Sublessee shall not be obligated to pay rent until possession of the Premises is tendered to Sublessee; provided, however, that if Sublessor shall not have delivered possession of the Premises on or before August 1, 1996, Sublessee may, at Sublessee's option, by notice in writing to Sublessor within ten (10) days thereafter, cancel this Sublease, in which event the parties shall be discharged from all obligations thereunder. If Sublessee occupies the Premises prior to the Sublease Commencement Date, such occupancy shall be subject to all provisions hereof, and shall not advance the termination date.

         4.      RENT.

                 4.1 RENT ABATEMENT PERIOD. Notwithstanding anything to the contrary herein, during the first two months of the Term, Sublessor agrees that Sublessee shall have no obligation to pay Sublessor any rent of any kind. The abated rent concession set forth in this paragraph shall not diminish or otherwise modify any of Sublessee's non-monetary obligations under this Sublease and Master Lease during such period, and all other terms and conditions





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
of this Sublease and Master Lease shall remain in full force and effect.

                 4.2 RENT. Upon Sublessor and Master Lessor's delivery to Sublessee of a fully executed Sublease, Sublessee shall pay its first monthly installment of the Base Rent in the amount of $16,074.45 which represents the third month's rent after the Base Rent Commencement Date
(subject to Article 1.1 (h), 3.2 and 4.1 above).   Sublessee shall pay to
Sublessor, without any offset or deduction, except as may be otherwise expressly provided in this Sublease, each monthly installment of Base Rent in advance on the first Calendar day of each month. For the Base Year, Sublessee shall not pay Sublessee's Pro Rata Share of Excess Operating Expenses. Sublessee's Base Rent shall constitute Sublessee's entire rental obligation during such twelve month period. On the first calendar day of each month of each calendar year following the Base Year, Sublessee shall pay to Sublessor, without any offset or deduction, except as may be otherwise expressly provided in this Sublease, each monthly installment of Base Rent in advance together with each monthly installment of applicable Sublessee's Pro Rata Share of Sublessor's Excess Operating Expenses (i.e., increase in Operating Expenses over the Base Year Operating Expenses). Monthly Installments for any fractional calendar month, at the beginning or end of the Sublease Term, shall be prorated based on the number of days in such month. Rent shall be payable in lawful money of the United States to Sublessor at the address stated herein or to such other persons or at such other places as Sublessor may designate in writing.

                 4.2 (A) If during any year after the Base Year, Sublessor's share of Operating Expenses (Sublessor's share is referred to as "Lessee's Share" in Section 4.2(a) of the Master Lease) shall exceed Sublessor's Share of Operating Expenses in the Base Year, Sublessee shall pay to Sublessor, in addition to the Base Rent and all other payments under this Sublease, an amount (the "Operating Expense Increase") equal to the applicable Sublessee's Pro Rata Share of the increase in Operating Expenses exceeding the Base Year Operating Expenses.

                 4.2 (B) The Operating Expense Increase shall be payable by Sublessee within ten (10) days after Sublessee receives a reasonably detailed statement of the applicable operating increases based on expenses presented to Sublessee by Sublessor which are a Pro Rata Share of the expenses Sublessor is obligated to pay under the Master Lease. In the event the Master Lessor under the Master Lease estimates from time to time the amount of Sublessor's Share of the Operating Expenses, payable monthly or quarterly, as Master Lessor shall designate, then Sublessee shall pay Sublessee's Pro Rata Share of the Operating Expense Increase that Sublessee is responsible for under 4.2 and 4.2 (a) herein on the same day as the Base Rent is due hereunder. After the Base Year, in the event that Sublessee is required to pay Sublessee's Pro Rata Share of the Operating Expense Increase as aforesaid, Sublessor shall deliver to





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
Sublessee within ten (10) days after Master Lessor, under the Master Lease, delivers such statement to Sublessor, a reasonably detailed statement showing the actual Operating Expense Increases incurred during the preceding year. If Sublessee's payments under this Paragraph 4.2 (b) during said preceding year exceed the operating expense increase payable by Sublessee as indicated on such statement, the excess shall be deducted from Operating Expense Increases next falling due. If Sublessee's payments under this paragraph during said preceding year were less than the operating expense increase payable by Sublessee as indicated on said statement, Sublessee shall pay to Sublessor the amount of the deficiency within ten (10) days after delivery by Sublessor to Sublessee of said statement.

         5.      SECURITY DEPOSIT.  Sublessee shall deposit with Master
Lessor upon execution hereof one month's rent as security for Sublessee's faithful performance of Sublessee's obligations hereunder. If Sublessee fails to pay rent or other charges due hereunder, or otherwise defaults with respect to any provision of this Sublease, Sublessor may use, apply or retain all or any portion of said deposit for the payment of any rent or other charge in default or for the payment of any other sum to which Sublessor may become obligated by reason of Sublessee's default, or to compensate Sublessor for any loss or damage which Sublessor may suffer thereby. If Sublessor so uses or applies all or any portion of said deposit, Sublessee shall with ten (10) days after written demand therefore deposit cash with Sublessor in an amount sufficient to restore said deposit to the full amount hereinabove stated from its general accounts. If Sublessee performs all of Sublessee's obligations hereunder, said deposit, or so much thereof as has not theretofore been applied by Sublessor, shall be returned, without payment of interest or other increment for its use to Sublessee (or at Sublessor's option, to the last assignee, if any, of Sublessee's interest hereunder) at the expiration of the term hereof, and after Sublessee has vacated the Premises. No trust relationship is created herein between Sublessor and Sublessee with respect to said Security Deposit and said Security Deposit shall not be required to be kept in a separate account.

         6.      USE.

                 6.1 USE. The Premises shall be used and occupied only for Permitted Uses and for no other purpose.

                 6.2 (A) Sublessee shall, at Sublessee's expense, comply promptly with all applicable statutes, ordinances, rules, regulations, orders, restrictions of record, and requirements in effect during the term or any part of the term hereof regulating the use by Sublessee of the Premises and the occupation and use by Sublessee of the Premises and the Common Areas, as such term is defined at Paragraph 2.3 of the Master Lease. Sublessee shall not use or permit the use of the Premises or the Common Areas in any manner that creates waste or a nuisance or, if there shall be more





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
than one tenant of the building containing the Premises, which shall tend to disturb such other tenants.

                 6.3 CONDITION OF PREMISES. Sublessee hereby accepts the Premises in their as is condition existing as of the date of the execution hereof, subject to all applicable zoning, municipal, county and state laws, ordinances, and regulations governing and regulating the use of the Premises, and accepts this Sublease subject thereto and to all matters disclosed thereby and by any exhibits attached hereto. Sublessee acknowledges that neither Sublessor nor Sublessor's agents have made any representation or warranty as to the suitability of the Premises for the conduct of Sublessee's business. Notwithstanding the foregoing, Sublessor represents and warrants that on the Sublease Commencement Date the Premises shall be clean and free of debris and that the roof, Building structure, plumbing, lighting, air conditioning and heating shall be in good operating condition, and all damaged ceiling tiles shall be replaced.

         7. INSURANCE. Sublessee shall, at Sublessee's expense, obtain and keep in force during the term of this Sublease a policy of Combined Single Limit Bodily Injury and Property Damage insurance insuring Sublessee, Sublessor and Master Lessor against any liability arising out of the use, occupancy or maintenance of the Premises and the Industrial Center. Such insurance shall be in an amount not less than $2,000,000 per occurrence. The policy shall insure performance by Sublessee of the indemnity provisions of Subparagraph 8.7 of the Master Lease. The limits of said insurance shall not, however, limit the liability of Sublessee hereunder. Sublessor and Sublessee each hereby release and relieve the other, and waive their entire right of recovery against the other for loss or damage arising out of or incident to the perils insured against which perils occur in, on or about the Premises, whether due to the negligence of Sublessor or Sublessee or their agents, employees, contractors and/or invitees. Sublessor and Sublessee shall upon obtaining the policy of insurance required give notice to the insurance carrier or carriers that a mutual waiver of subrogation is contained in the Sublease.

         8.      HAZARDOUS MATERIALS.   Sublessee shall be bound by the
Hazardous Material provision set forth at Paragraph 53 of the Addendum of the Master Lease. Sublessee shall set forth on Exhibit D attached hereto a list of those Hazardous Materials which are used in Sublessee's business, along with a description of handling, storage, use and disposal procedures, approved by Sublessor in its reasonable discretion.

         9. ATTORNEY'S FEES. If any party named herein brings an action to enforce the terms hereof or to declare rights hereunder, the prevailing party in any such action, on trial and appeal, shall be entitled to his reasonable attorney's fees to be paid by the losing party as fixed by the Court.





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
         10.     PHONE ROOM.   Sublessor and Sublessee agree that Sublessor
may continue to use, without charge, the existing phone room located on the Premises to maintain Sublessor's phone equipment throughout the Term of this Sublease or any extension thereof, provided Sublessor gives Sublessee 24 hour prior telephonic notice before entering Sublessee's Premises.

         11. CHANGE OF OWNERSHIP. Reference is made to Paragraph 56 of the Addendum of the Master Lease which makes Sublessor not liable for any increases in Real Property Taxes that result from changes in ownership of the Building, other improvements and land of which the Premises are a part. Since Sublessee's Pro Rata Share of the Operating Expenses is a fraction of Sublessor's Operating Expenses under the Master Lease, and except as set forth in Paragraph 56 of the Addendum, no such increase in Real Property Taxes under this Sublease will be passed through by Sublessor to Sublessee as part of Sublessee's Pro Rata Share of the Operating Expenses.

         12. SIGNAGE. Subject to Master Lessor's prior written approval, which shall not be unreasonably withheld, conditioned or delayed, Subtenant at Subtenant's sole cost and expense, shall have the right to install its company sign in place of the existing Gilda Marx sign. Sublessee shall comply with the provisions of Paragraph 59 of the Addendum to the Master Lease. Sublessor agrees at its sole cost and expense to remove the existing Gilda Marx sign.

         13. VEHICLE PARKING. Sublessor shall provide Sublessee with the parking spaces as provided in Paragraph 1.1(k) free of charge. Sublessee shall not use more parking spaces than said number without the written consent of Sublessor and Master Lessor.

         14. HEATING, VENTILATING AND AIR CONDITIONING. Sublessor, at Sublessor's expense, shall use best efforts to cause the Master Lessor to furnish heating, ventilation and air conditioning (HVAC) throughout the Sublease term, subject to Sublessor's right to pass through to Sublessee the applicable Sublessee's Pro Rata Share of any increase in the HVAC cost over the Base Year Costs. In the event that Sublessee's after-hours HVAC usage is deemed to be unreasonable, as reasonably determined by Sublessor, then Sublessee and Sublessor shall agree to adjust Sublessee's obligation to pay for after-hours HVAC consumption.

         15.     CLEANING AND UTILITIES.

                 15.1. The Premises shall be cleaned at Sublessor's sole cost and expense prior to Sublessee's move in.

                 15.2. Sublessor, at its sole cost and expense, shall provide janitorial services for the Premises five (5) days per week and utilities during normal operating hours of the Building (Monday through Friday from 7:00 a.m. to 6:00 p.m., and on Saturday 8:00





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
a.m. until 2:00 p.m.), subject to Sublessor's right to pass through to Sublessee the applicable Sublessee's Pro Rata Share of any increase in the cost of janitorial services and utilities over the Base Year Costs.

         16.     ASSIGNMENT OF SUBLEASE AND DEFAULT.

                 16.1 Sublessor hereby assigns and transfers to Master Lessor the Sublessor's interest in this Sublease and all rentals and income arising therefrom, subject however to terms of Paragraph 16.2 hereof.

                 16.2 Master Lessor, by executing the Consent to Sublease, agrees that until a default shall occur in the performance of Sublessor's obligations under the Master Lease, that Sublessor may receive, collect and enjoy the rents accruing under this Sublease. However, if Sublessor shall default in the performance of its obligations to Master Lessor then Master Lessor may, at its option, receive and collect, directly from Sublessee, all rent owing and to be owed under this Sublease.

                 16.3 Sublessor hereby irrevocably authorizes and directs Sublessee, upon receipt of any written notice from the Master Lessor stating that a default exists in the performance of Sublessor's obligations under the Master Lease, to pay to Master Lessor the rents due and to become due under the Sublease. Sublessor agrees that Sublessee shall have the right to rely upon any such statement and request from Master Lessor, and that Sublessee shall pay such rents to Master Lessor without any obligation or right to inquire as to whether such default exists and notwithstanding any notice from or claim from Sublessor to the contrary and Sublessor shall have no right or claim against Sublessee for any such rents so paid by Sublessee.

                 16.4 No changes or modifications shall be made to this Sublease without the written consent of Master Lessor.

         17.     MASTER LEASE.

                 17.1. Sublessor is the lessee of the Premises by virtue of a lease together with all Exhibits A-E, the Addendum to the Lease and three amendments to Lease, referred to elsewhere in the Sublease collectively as the "Master Lease", a copy of which is attached hereto marked Exhibit C, dated July 29, 1992, wherein AMC Associates, a California limited partnership, is the lessor, hereinafter collectively referred to as the "Master Lessor"

                 17.2 This Sublease is and shall be at all times subject and subordinate to the Master Lease and Sublessee shall be entitled to quiet possession of the Premises so long as Sublessee is not in default under this Sublease.





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
                 17.3        The terms, conditions and respective
obligations of Sublessor and Sublessee to each other under this Sublease shall be the terms and conditions of the Master Lease except for those provisions of the Master Lease which are directly contradicted by this Sublease in which event the terms of this Sublease shall control over the Master Lease. Therefore, for the purposes of this Sublease, wherever in the Master Lease the word "Lessor" is used, it shall be deemed to mean the Sublessor herein and wherever in the Master Lease the word "Lessee" is used it shall be deemed to mean the Sublessee herein.

                 17.4 During the term of this Sublease and for all periods subsequent for obligations which have arisen prior to the termination of this Sublease, Sublessee does hereby expressly assume and agree to perform and comply with, for the benefit of Sublessor and Master Lessor, its proportionate and allocable share of each and every obligation of Sublessor under the Master Lease, except for the following paragraphs which are excluded therefrom:


              EXCLUDED PARAGRAPHS AND EXHIBITS OF THE MASTER LEASE

         1.

         2.1

         2.2

         3.1

         3.2

         3.3

         4.1

         4.2     (a) and (b)

         5,      including subparagraphs.

         8.1

         11.     Excluding Telephones

         15,     including subparagraphs.

         39,     including subparagraphs.

         Exhibit A, B and E

         Exhibit D





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
              EXCLUDED PARAGRAPHS OF ADDENDUM TO THE MASTER LEASE

Paragraphs, 48, 50, 51, 52, 58, 62, 63, 64, 67 and 69, including all of the respective subparagraphs of the foregoing paragraphs.

         With respect to Paragraph 61 of the Addendum, the phrase "enacted on or after the date of the parties' execution of this Lease..." in the third sentence Paragraph 61, is modified to read "enacted on or after the date of the parties' execution of this Sublease...."

                 17.5 The obligations that Sublessee has assumed under Paragraph 17.4 hereof are hereinafter referred to as the "Sublessee's Assumed Obligations". The obligations of the Lessor under the Master Lease as incorporated by reference in Sublease are hereinafter referred to as the "Sublessor's Remaining Obligations".

                 17.6 Sublessee shall hold Sublessor free and harmless of and from all liability, judgments, costs, damages, claims or demands, including reasonable attorneys fees, arising out of Sublessee's failure to comply with or perform Sublessee's Assumed Obligations.

                 17.7 Sublessor agrees to maintain the Master Lease during the entire term of this Sublease, subject, however, to any earlier termination of the Master Lease without the fault of the Sublessor, and to comply with or perform Sublessor's Remaining Obligations and to hold Sublessee free and harmless of and from all liability, judgments, costs, damages, claims, demands, including reasonable attorney's fees, arising out of Sublessor's failure to comply with or perform Sublessor's Remaining Obligations.

         18.     CONSENT OF MASTER LESSOR AND/OR SUBLESSOR.

                 18.1 The Master Lease requires that Sublessor obtain the consent of Master Lessor to any subletting by Sublessor. Therefore, this Sublease shall not be effective unless, within 10 days of the date this Sublease is executed by both Sublessor and Sublessee, Master Lessor signs a consent to this Sublease and assumption thereof thereby giving its consent to this Subletting.

                 18.2 In the event that the obligations of the Sublessor under the Master Lease have been guaranteed by third parties then this Sublease, nor the Master Lessor's consent, shall not be effective unless, within 10 days of the date hereof, said guarantors sign this Sublease thereby giving guarantors consent to this Sublease and the terms thereof.

                 18.3 Sublessee shall have the right to assign or sub-sublease this Sublease subject to the prior written consent of Sublessor and Master Lessor, which consent shall not be unreasonably withheld or delayed. Master Lessor and lessee shall share equally any net profit under such assignment or subletting in





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
the same manner as provided in Paragraph 57 of the Addendum to Master Lease.

                 18.4 In the event that Master Lessor does give such consent then:

                          a.      Such consent will not release Sublessor of
its obligations or alter the primary liability of Sublessor to pay the rent and perform and comply with all of the obligations of Sublessor to be performed under the Master Lease.

                          b.      The acceptance of rent by Master Lessor from
Sublessee or any one else liable under the Master Lease shall not be deemed a waiver by Master Lessor of any provisions of the Master Lease.

                          c.      The consent to this Sublease shall not
constitute a consent to any subsequent subletting or assignment.

                          d.      In the event of any default of Sublessor
under the Master Lease, Master Lessor may proceed directly against Sublessor, any guarantors or any one else liable under the Master Lease or this Sublease (but Sublessee shall only be liable to the extent of its Pro Rata Share and Base Rent obligations set forth in this Sublease) without first exhausting Master Lessor's remedies against any other person or entity liable thereon to Master Lessor. Notwithstanding the foregoing, in no event shall Sublessee be liable for any payments made to Sublessor and not delivered to Master Lessor by Sublessor.

                          e.      Master Lessor may consent to subsequent
sublettings and assignments of the Master Lease or this Sublease or any amendments of modifications thereto without notifying Sublessor nor anyone else liable under the Master Lease and without obtaining their consent and such action shall not relieve such persons from liability.

                          f.      In the event that Sublessor shall default in
its obligations under the Master Lease, then Master Lessor, at its option and without being obligated to do so, may require Sublessee to attorn to Master Lessor in which event Master Lessor shall undertake the obligations of Sublessor under this Sublease from the time of the exercise of said option to termination of this Sublease but Master Lessor shall not be liable for any prepaid rents nor any security deposit paid by Sublessee, nor shall Master Lessor be liable for any other defaults of the Sublessor under the Sublease.

                 18.5 The signatures of the Master Lessor and any Guarantors of Sublessor at the end of this document shall constitute their consent to the terms of this Sublease.

                 18.6 In the event that Sublessor defaults under its obligations to be performed under the Master Lease by Sublessor,





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
Master Lessor agrees to deliver to Sublessee a copy of any such notice of default. Sublessee shall have the right to cure any default of Sublessor described in any notice of default within ten days after service of such notice of default on Sublessee. If such default is cured by Sublessee then Sublessee shall have the right of reimbursement and offset from and against Sublessor.
In the event Sublessee elects not to cure the default of Sublessor, Sublessee's right to quiet possession of the Premises shall not be disturbed if Sublessee is not in default and Sublessee attorns to the Master Lessor and Sublessee shall continue to pay the Base Rent and all other charges payable under the Sublease to the Master Lessor.

                 18.7        Subject to the Industrial Center Lender's
Consent as set forth in Paragraph 21.3 below, Master Lessor agrees to deliver to Sublessee within ninety (90) days following the execution of this Sublease a non-disturbance agreement executed by the beneficiary of the deed of trust encumbering the Premises, Building or the Industrial Center in a form reasonably satisfactory to Sublessee and the beneficiary.

         19.     OPTION TO EXTEND TERM.

                 19.1 Sublessor hereby grants to Sublessee one option (the "Option") to extend the Term of this Sublease for three (3) years (the "Extension Period"), on the same terms and condition as set forth in the Sublease (except that there shall be no further or additional option to extend the Extension Period, and no further rental abatement), but at an increased rent as set forth in Section 19.3 below. The Option shall be exercised only by written notice delivered to Sublessor no later than May 31, 1998. If Sublessee fails to deliver to Sublessor written notice of the exercise of the Option on or before May 31, 1998, then the Option shall lapse, and there shall be no further right to extend the Term of this Sublease. On or before May 31, 1998, but no earlier than February 1, 1998, Sublessee may request, in writing, from Sublessor the exact amount of the "Fair Rental Value" of the Premises as referred to in Section 19.3 below. Sublessor shall deliver to Sublessee said "Fair Rental Value" amount for the Premises, in writing, within thirty (30) days. The Option shall be exercisable by Sublessee only on the express conditions that (i) at the time of the exercise, and at all times prior to the commencement of the Extension Period, Sublessee shall not be in default under any of the provisions of this Sublease, and (ii) Sublessee shall not have been more than five (5) days late in the payment of Base Rent more than three (3) times during any twelve (12) month period during the term of this Sublease.

                 19.2 If Sublessee subleases any portion of the Premises or assigns or otherwise transfers any interest under the Sublease to an entity other than a Sublessee Affiliate prior to the exercise of the Option, the Option shall lapse. If Sublessee subleases any portion of the Premises or assigns or otherwise transfers any interest of the Sublease to an entity other than a Sublessee Affiliate after the exercise of the Option but prior to the commencement of the Extension Period, the Option shall lapse and the Term of the Sublease shall expire as if such Option were not exercised. This Option is intended to be personal only to Legacy Software, Inc., a Delaware corporation, and not to any subsequent sublessee or assignee. For purposes of this Sublease, "Sublessee Affiliate" shall have the same meaning as "Lessee Affiliate" set forth in Paragraph 12.2 of the Master Lease by substituting "Sublessee Affiliate" for "Lessee Affiliate."

                 19.3 Base Rent for the Premises shall be increased on the first day of the Extension Period to an amount equal to the "Fair Rental Value" of the Premises. The term "Fair Rental Value" for the purposes of this Sublease shall mean the annual amount per rentable square foot that a willing, comparable, new non-renewal, non-equity lessee would pay, and a willing, comparable lessor of a comparable building in the vicinity of the Building containing the Premises would accept, at arm's length, giving appropriate consideration to the annual rental rate per rentable square foot, escalation (including type, base year and stop) and abatement provisions reflecting free rent and/or no rent during the period of construction, brokerage commissions, if any, length of the sublease term, size and location of premises being subleased, building standard work letter and/or tenant improvement allowances, if any, and other generally applicable conditions of tenancy for the space in question so that this Sublessee will obtain the same rent and other benefits that Sublessor would otherwise give to any comparable prospective sublessee. Fair Rental Value shall be determined by Sublessor in its sole but reasonable discretion. Sublessor's determination of Fair Rental Value shall be subject to Master Lessor's prior written consent, which consent shall not be unreasonably withheld, conditioned or delayed. Sublessor shall notify Sublessee in writing of such determination of Fair Rental Value with thirty (30) days after Sublessor's receipt of Sublessee's notice exercising the Option. If Sublessee shall dispute Sublessor's determination of Fair Rental Value for the Premises, then the parties shall have twenty (20) days within which to mutually agree upon the Fair Rental Value, and if the parties are unable to agree, the Fair Rental Value shall be determined by the appraisal process set forth below by delivering written notice thereof to the other party within sixty (60) days after Sublessee exercised its Option.

         Within ten (10) days after either party's election to have the Fair Rental Value determined by the appraisal process, Sublessor and Sublessee shall each appoint by written notice to the other an independent MAI real estate appraiser. Each appraiser shall be a member of the American Institute of Real Estate Appraisers and shall have at least five (5) years experience appraising commercial real property comparable to the Building and the Premises that are located in the Marina Del Rey/West Los Angeles area. Within five (5) days after their appointment, the two appraisers so selected shall jointly appoint an equally qualified, independent third appraiser and shall notify Sublessor and Sublessee of their selection of the third appraiser. Within ten (10) days after the selection of the third appraiser, Sublessor and Sublessee shall each submit in writing its own determination of the Fair Rental Value for the Premises. The third appraiser shall select either Sublessor's or Sublessee's determination as the Fair Rental Value Rate of the Premises within twenty (20) days after the date of his appointment and shall notify Sublessor and Sublessee in writing of such selection. If either party or its appraiser fails to comply with this Section, then the party or its appraiser that has complied with this Section shall determine the Fair Rental Value of the Premises. If the two appraisers so selected do not choose the third appraiser within said five (5) day period, Sublessee or Sublessor may apply to the Presiding Judge of the Superior Court of the State of California for the county in which the Premises is located for the appointment of a third appraiser.

         Each party shall pay the fees, costs and expenses of the appraiser appointed by such party. Each party shall pay one-half (1/2) of the fees, costs and expenses of the third appraiser. if the Fair Rental Value has not been determined at such time as Sublessee is obligated to pay Base Rent for such Extension Period, Sublessee shall pay as Base Rent pending such determination, the Base Rent in effect for the Premises immediately prior to the Extension Period; provided, however, within thirty (30) days after the determination of the Fair Rental Value, the excess or shortage of Base Rent that has been actually paid, shall be paid to Sublessor by Sublessee or reimbursed by Sublessor to Sublessee.

         20. RIGHT OF FIRST OFFER. Subject to Gilda Marx, Inc. leasing the Expansion Space (defined below), Sublessor grants to Sublessee the Right of First Offer for approximately 8,000 rentable square feet adjacent to the Premises and east of the restrooms on the second floor ("Expansion Space"). Upon the Expansion Space becoming available, Sublessor shall notify Sublessee in writing that said Expansion Space is available and Sublessee shall have five
(5) business days following receipt of such notification from Sublessor to notify Sublessor in writing of its desire to sublease said Expansion Space. Failure of Sublessee to notify Sublessor of its desire to sublease said Expansion Space within said five (5) days shall cause said Right of First Offer to lapse and to be null and void. In the event Sublessee exercises its Right of First Offer, the security deposit set forth in Paragraph 5 above shall be increased pro rata and the rent for said Expansion Space shall be its then Fair Rental Value and the term of the sublease for the Expansion Space shall be coterminous with the initial term of the Sublease or any extension thereof. Fair Rental Value shall be determined in the same manner as provided for the determination of Fair Rental Value in Section 19.3 of this Sublease and shall include Sublessee's Pro Rata Share of any increase in Operating Expenses over the Base Year Operating Expenses.

         21.     CONDITION PRECEDENT.  This Sublease is subject to:

                 21.1 The successful completion of Sublessee's proposed Initial Public Offering prior to May 14, 1996 or in the alternative, Sublessor's and Master Lessor's approval of alternate security arrangements:

                 21.2        Consent of the Master Lessor; and

                 21.3        Consent of the Industrial Center Lender.

         22. ASSIGNMENT OF SUBLEASE. Concurrently with the execution of this Sublease, Sublessor shall assign this Sublease to Mastor Lessor and Master Lessor shall accept and assume such assignment. In connection with such assignment, Sublessor and Sublessee agree that Master Lessor shall not be responsible for and shall be held harmless from (a) any damage to the Premises after the execution hereof arising from or related to Sublessor's move out and Sublessee's move in and (b) any damages related to any breach of Sublessor's obligations in the last sentence of Paragraph 6.3 hereof. Upon satisfaction of the conditions precedent in Section 21 of the Sublease and Master Lessor's Lender's approval of the Assignment of the Sublease to Master Lessor, Sublessee shall be released from its obligations under this Sublease except for the move in/move out damages described in the previous sentence and the payment of the commissions to the Brokers.

         23.     BROKERS FEE.

                 23.1 Upon execution hereof and removal of all contingencies by all parties, Sublessor shall pay to TRAVER'S REALTY CORPORATION, a licensed real estate broker, a commission equal to 4% of the aggregate rental for the first three (3) years of the term of this Sublease and to Tooley & Company, a licensed real estate broker, a commission equal to 2% of the aggregate rental for the first three (3) years of the term of this Sublease.
                 23.2        These commissions shall be paid as follows:
One-half (1/2) on full execution and delivery of this Sublease and removal of all contingencies and the second one-half (1/2) upon occupancy of the Premises.

         24. CONFIDENTIALITY. Sublessee agrees that, except as otherwise required by law, it shall keep confidential, and shall not disclose to any third party, the terms, provisions and contents of this Sublease, or any information relating to this Sublease.

         25. EXECUTION. Sublessor and Sublessee hereby agree to sign one original of this Sublease with handwritten comments. Within three business days, the parties shall execute quadruplicate originals of this Sublease typed to include the handwritten comments.

SUBLESSOR:

GILDA MARX INCORPORATED
a California corporation


By:/s/ SIG
   ---------------------------------------------------

Its:    C.E.O.
    --------------------------------------------------

Executed on      6/10/96
            ------------------------------------------


SUBLESSEE:

LEGACY SOFTWARE, INC.
A Delaware corporation


By:_________________________________________________

Its:________________________________________________


Executed on ________________________________________
originals of this Sublease typed to include the handwritten comments.

SUBLESSOR:

GILDA MARX INCORPORATED
a California corporation


By:
   ---------------------------------------------------

Its:
    --------------------------------------------------

Executed on
            ------------------------------------------


SUBLESSEE:

LEGACY SOFTWARE, INC.
A Delaware corporation


By: /s/   SIG
   -------------------------------------------------

Its:   Vice President - Finance and Admin
    ------------------------------------------------


Executed on   6/11/96
            ----------------------------------------

                                  EXHIBIT "A"


                    [Floor Plan of Second Floor Premises at
                         5340 Alla Road, Los Angeles.]

                                  EXHIBIT "B"


                    [Parking Plan for Legacy Software, Inc.]

                                  EXHIBIT "C"
                   STANDARD INDUSTRIAL LEASE  -  MULTI-TENANT
                  AMERICAN INDUSTRIAL REAL ESTATE ASSOCIATION
                                 [COMPANY LOGO]


1. Parties. This Lease dated for reference purposes only July 29, 1992, is made by and between AMC Associates, a California Limited Partnership (herein called "Lessor") and Gilda Marx Incorporated, a California corporation (herein called "Lessee").

2.  Premises, Parking and Common Areas.
    2.1 Premises. Lessor hereby Leases to Lessee and Lessee leases from Lessor for the term, at the rental, and upon all of the conditions set forth herein, real property situated in the County of Los Angeles, State of California commonly know as 5340 Alla Road, Los Angeles, California and described as approximately the southerly 53,000 rentable square feet of space on the ground floor and second floor of the building located at 5340 Alla Road, Los Angeles, California 90066 herein referred to as the "Premises", as may be outlined on an Exhibit attached hereto. Including rights to the Common Areas as hereinafter specified but not including any rights to the roof of the Premises or to any Building in the industrial Center. The Premises are a portion of a building herein referred to as the "Building." The Premises, the Building, the Common Areas, the land upon which the same are located,are herein collectively referred to as the "Industrial Center." See Addendum Paragraphs 47 and 48.

    2.2 Vehicle Parking. Lessee shall be entitled to 159 vehicle parking spaces, unreserved and unassigned, on those portions of the Common Areas designated by Lessor for parking the 15 reserved portion of such spaces being highlighted on Exhibit "B" attached herein. Lessee shall not use more parking spaces than said number. Said parking spaces shall be used only for parking by vehicles no larger than full size passenger automobiles or pick-up trucks as well as delivery vans, herein called "Permitted Size Vehicles." Vehicles other than Permitted Size Vehicles are herein referred to as "Oversized Vehicles."

         2.2.1 Lessee shall not permit or allow any vehicles that belong to or are controlled by Lessee or Lessee's employees, suppliers, shippers, customers, or invitees to be loaded, unloaded, or parked in areas other than those designated by Lessor for such activities. See Addendum Paragraph 49.

         2.2.2 If Lessee permits or allows any of the prohibited activities described in paragraph 2.2 of this Lease, then Lessor shall have the right without notice, in addition to such other rights and remedies that it may have, to remove or tow away the vehicle involved and charge the cost to Lessee, which cost shall be immediately payable upon demand by Lessor.

    2.3 Common Areas - Definition. The term "Common Areas" is defined as all areas and facilities outside the Premises and within the exterior boundary line of the Industrial Center that are provided and designated by the Lessor from time to time for the general non-exclusive use of Lessor, Lessee and of other lessees of the Industrial Center and their respective employees, suppliers, shippers, customers and invitees, including parking areas, loading and unloading areas, trash areas, roadways, sidewalks, walkways, parkways, driveways and landscaped areas.

    2.4 Common Areas - Lessee's Rights. Lessor hereby grants to Lessee, for the benefit of Lessee and its employees, suppliers, shippers customers and invitees, during the term of this Lease, the non-exclusive right to use in common with others entitled to such use, the Common Areas as they exist from time to time, subject to any rights, powers, and privileges reserved by Lessor under the terms hereof or under the terms of any rules and regulations or restrictions governing the use of the Industrial Center. Under no circumstances shall the right herein granted to use the Common Areas be deemed to include the right to store any property, temporarily or permanently in the Common Areas. Any such storage shall be permitted only by the prior written consent of Lessor or Lessor's designated agent, which consent may be revoked at any time in the event that any unauthorized storage shall occur then Lessor shall have the right, without notice. In addition to such other rights and remedies that it may have to remove the property and charge the cost to Lessee, which cost shall be immediately payable upon demand by Lessor.

    2.5 Common Areas - Rules and Regulations. Lessor or such other person(s) as Lessor may appoint shall have the exclusive control and management of the Common Areas and shall have the right, from time to time, to establish, modify, amend and enforce reasonable rules and regulations with respect thereto. Lessee agrees to abide by and conform to all such rules and regulations and "CCSR's" and to cause its employees, suppliers, shippers, customers, and invitees to so abide and conform. Lessor shall not be responsible to Lessee for the non-compliance with said rules and regulations and "CCSR's" by other lessees of the Industrial Center. The "CCSR's" are attached hereto as Exhibit "C".

    2.6 Common Areas - Changes. Lessor shall have the right, in Lessor's sole discretion, from time to time:

       (a) To make changes to the Common Areas, including, without limitation, changes in the location, size, shape and number of driveways, entrances, parking spaces, parking area, loading and unlading areas, ingress, egress, direction of traffic, landscaped areas and walkways; (b) To close temporarily any of the Common Areas for maintenance purposes so long as reasonable access to the Premises remains available; (c) To designate other land outside the boundaries of the Industrial Center to be a part of the Common Areas; (d) To add additional buildings and improvements to the Common Areas; (e) To use the Common Areas while engaged in making additional improvements, repairs or alterations to the Industrial Center, or any portion thereof; (f) To do and perform such other acts and make such other changes in, to or with respect to the Common Areas and Industrial Center as Lessor may, in the exercise of sound business judgement, deem to be appropriate.

       2.6.1 Lessor shall at all times provide the parking facilities required by applicable law and in no event shall the number of parking spaces that Lessee is entitled to under paragraph 2.2 be reduced.

3.  Term.

    3.1 Term. The term of this Lease shall be for ten (10) years commencing on December 1, 1992 and ending on November 30, 2002 unless sooner terminated pursuant to any provision hereof. See Addendum Paragraph 50.

    3.2 Delay In Possession. Notwithstanding said commencement date, if for any reason Lessor cannot deliver possession of the Premises to Lessee by January 31, 1993, as such January 31, 1993 date is extended by Force Majeure Delays and Lessee Delays as defined in Paragraphs 50.2.2 and 50.2.3. Lessee may at Lessee's option, by notice in writing to Lessor within ten (10) days thereafter, cancel this Lease, in which event the parties shall be discharged from all obligations hereunder; provided further, however, that if such written notice of Lessee is not received by Lessor within said ten (10) day period Lessee's right to cancel this Lease hereunder shall terminate and be of no further force or effect. See Addendum Paragraphs 50 and 51.

    3.3 Early Possession. If Lessee occupies the Premises prior to said commencement date, such occupancy shall be subject to all provisions of this Lease, such occupancy shall not advance the termination date and Lessee shall pay rent for such period at the initial monthly rates set forth below.

4.  Rent.

    4.1 Base Rent. Lessee shall pay to lessor, as Base Rent for the Premises, without any offset or deduction, except as may be otherwise expressly provided in this Lease, on the 1st day of each month of the term hereof, monthly payments
in advance of $           square foot per month ("rentable" having the meaning
set forth in Addendum Paragraph 48), increased on the 1st day of the 31st, 61st and 91st month of the Lease Term pursuant to the provisions of Addendum Paragraph 52 of the lease. Lessee shall pay Lessor upon execution hereof one month's rent as 1/2 of the Base Rent for the 1st and 2nd months of the Term of this Lease. Rent for any period during the term hereof which is for less than one month shall be a pro rate portion of the Base Rent. Rent shall be payable in lawful money of the United States to Lessor at the address stated herein or to such other persons or at such other places as Lessor may designate in writing.

    4.2 Operating Expenses. Lessee shall pay to Lessor during the term hereof, in addition to the Base Rent, Lessee's Share, as hereinafter defined, of all Operating Expenses, as hereinafter defined, during each calendar year of the term of this Lease, in accordance with the following provisions:

       (a) "Lessee's Share" is defined, for purposes of this Lease, as percent as adjusted from time to time based on the area of the Premises as a percentage of the area of the Building taking into account the potential increase or decrease of the square footage of the Building. See Addendum Paragraph 48.
       (b) "Operating Expenses" is defined, for purposes of this Lease, as all costs incurred by Lessor, if any, for:
            (I) The operation, repair and maintenance, in neat, clean, good order and condition, of the following:
                 (aa) The Common Areas, including parking areas, loading and unloading areas, trash areas, roadway, sidewalks, walkways, parkways, driveways, landscaped areas, striping, bumpers, irrigation systems, Common Area lighting facilities and fences and gates;
                 (bb) Trash disposal services;
                 (cc) Tenant directories;
                 (dd) Fire detection systems including sprinkler system maintenance and repair:

                                                             Initials:  [SIG]
                                                                      ----------


American Industrial Real Estate Association 1981   MULTI TENANT - MODIFIED NET

                        (ee) Security services to the extent provided by Lessor; Lessee is to install, maintain and repair its own security hardware
                        (ff) Any other service to be provided by Lessor that is elsewhere in this Lease stated to be an "Operating Expense."
                (ii) Any deductible portion of an insured loss concerning any of the items or matters described in this paragraph 4.2:
               (iii) The cost of the premiums for the liability and property insurance policies to be maintained by Lessor under paragraph 8 hereof.
                (iv) The amount of the real property tax to be paid by Lessor under paragraph 10.1 hereof.
                 (v) The cost of water, gas and electricity to service the Common Areas.
        (c) The inclusion of the improvements, facilities and services set forth in paragraph 4.2(b)(i) of the definition of Operating Expenses shall not be deemed to impose an obligation under Lessor to either have said improvements or to provide those services unless the Industrial Center already has the same, Lessor already provides the services, or Lessor has agreed elsewhere in this Lease to provide the same or some of them.
        (d) Lessee's Share of Operating Expenses shall be payable by Lessee within ten (10) days after a reasonably detailed statement of actual expenses is presented to Lessee by Lessor. At Lessor's option, however, an amount may be estimated by Lessor from time to time of Lessee's Share of annual Operating Expenses and the same shall be payable monthly or quarterly, as Lessor shall designate during each twelve-month period of the Lease term, on the same day as the Base Rent is due hereunder. In the event that Lessee pays Lessor's estimate of Lessee's Share of Operating Expense as aforesaid. Lessor shall deliver to Lessee within sixty (60) days after the expiration of each calendar year a reasonably detailed statement showing Lessee's Share of the actual Operating Expenses incurred during the preceding year. If Lessee's payments under this paragraph 4.2(d) during said preceding year exceed Lessee's Share as indicated on said statement, Lessee shall be entitled to credit the amount of such overpayment against Lessee's Share of Operating Expenses next falling due. If Lessee's payments under this paragraph during said preceding year were less than Lessee's Share as indicated on said statement, Lessee shall pay to Lessor the amount of the deficiency within ten (10) days after delivery by Lessor to Lessee of said statement, Lessee's Share shall be adjusted on a fair and equitable basis by Lessor to reflect the actual relative use by Lessee of any variable operating expense or services such as water, trash disposal services, based upon the use of such services, expenses relating to the other portions of the Building. (See Addendum Paragraph 69.)

5. Security Deposit. Lessee shall deposit with Lessor upon execution hereof of $200,000.00 as security for Lessee's faithful performance of Lessee's obligations hereunder. If Lessee fails to pay rent or other charges due hereunder, or otherwise defaults with respect to any provision of this Lease, Lessor may use, apply or retain all or any portion of said deposit for the payment of any rent or other charge in default or for the payment of any other sum to which Lessor may become obligated by reason of Lessee's default, or to compensate Lessor for any loss or damage which Lessor may suffer thereby. If Lessor so uses or applies all of any portion of said deposit, Lessee shall within ten (10) days after written demand therefor deposit cash with Lessor in an amount sufficient to restore said deposit to the full amount then required of Lessee. If the monthly rent shall from time to time increase during the term of this Lease, Lessee shall, at any time of such increase, deposit with Lessor additional money as a security deposit so that the total amount of the security deposit held by Lessor shall at all times bear the same proportion to the then current Base Rent as the initial security deposit bears to the Initial Base Rent set forth in paragraph 4. Lessor shall not be required to keep said security deposit separate from its general accounts. If Lessee performs all of Lessee's obligations hereunder, said deposit, or so much there as has not theretofore been applied by Lessor, shall be returned, without payment of Interest or other increments for its use, to Lessee (or, at Lessor's option, to the last assignee, if any, of Lessee's interest hereunder) at the expiration of the term hereof, and after Lessee has vacated the Premises. No trust relationship is created herein between Lessor and Lessee with respect to said Security Deposit.

6.      Use.

        6.1 Use. The Premises shall be used and occupied only for general office purposes, warehouse, distribution, light assembly, outlet store and other lawfully related uses. or any other use which is reasonably comparable for no other purposes. See Addendum Paragraph 53.

        6.2  Compliance with Law.

             (a) Lessor warrants to Lessee that the Premises. In the state existing on the date that the Lease term commences, but without regard to the use for which Lessee will occupy the Premises does not violate any covenants or restrictions of record, or any applicable building code regulation or ordinance in effect on such Lease term commencement date. In the event it is determined that this warranty has been violated . then it shall be the obligation of the Lessor, after written notice from the Lessee, to promptly, at Lessor's sole cost and expense, rectify any such violation. In the event Lessee does not give to Lessor written notice of the violation of this warranty within six months from the date that the Lessee term commences, the correction of same shall be the obligation of the Lessee at Lessee's sole cost. The warranty contained in this paragraph 6.2 (a) shall be no force or effect if prior to the date of this Lessee was an owner or occupant of the Premises and, in such event, Lessee shall correct any such violation at Lessee's sole cost.

             (b) Except as provided in paragraph 6.2 (a) Lessee shall, at Lessee's expense, promptly comply with all applicable statutes, ordinances, rules, regulations, orders, covenants and restrictions of record, and requirements of any fore insurance underwriter or rating bureaus, now in effect or which may hereafter come into effect, whether or not they reflect a change in policy from the now existing, during the term or any part of the term hereof, relating in any manner to the Premises and use by Lessee of the Premises and of the Common Areas. Lessee shall not use nor permit the use of the Premises or the Common Area in any manner that will tend to create waste or a nuisance or shall tend to disturb other occupants of the Industrial Center.

        6.3  Condition of Premises

             (a) Lessor shall deliver the Premises to Lessee clean and free of debris on the Lease commencement date (unless Lessee is already in possession and Lessor warrants to Lessee that the roof and Building structure plumbing, lighting, air conditioning, heating, and loading doors in the Premises shall be in good operating condition on the Lease Commencement date and Lessor further warrants that throughout the term Lessor will keep the structural elements of the roof, bearing walls and the foundation in sound and good operating condition. In the event that it is determined that this warranty has been violated, then it shall be the obligation of Lessor, after receipt of written notice from Lessee selling forth with specificity the nature of the violation to promptly at Lessor's sole cost, rectify such violation. Lessee's failure to give such written notice to Lessor within six (6) months after the Lease commencement date shall cause the conclusive presumption that Lessor has compiled with all of Lessor's obligations hereunder. The warranty contained in this paragraph 6.3 (a) shall be of no force or effect if prior to the date of this Lease. Lessee was and owner or occupant of the Premises.

             (b) Except as otherwise provided in the Lease, Lessee hereby accepts the Premises in their condition existing as the Lease commencement date that Lessee takes possession of the Premises, whichever is earlier, subject to all applicable zoning, municipal, county and state laws, ordinances governing and regulating the use of the Premises, and any covenants or restrictions of record, and accepts this Lease subject thereto and to all matters disclosed thereby and by any exhibits attached hereto. Lessee acknowledges that neither Lessor nor Lessor's agent had made any representation or warranty as to the present or future suitability of the Premises for the conduct of Lessee's business.

7.  Maintenance, Repairs, Alterations and Common Area Services

        7.1 Lessor's Obligations. Subject to the provisions of paragraphs 4.2 (Operating Expenses), 6 (Use), 7.2 (Lessee's Obligations) and 9 (Damage or Destruction) and except for damage caused by any negligent or intentional act or omission of Lessee. Lessee's employees, supplies, shippers, customers, or invites, in which event Lessee shall repair the damage. Lessor, at Lessor's expense, subject to reimbursement pursuant to paragraph 4.2 shall keeping good condition and repair the foundations, exterior walls, structural condition of interior bearing walls, and roof of the Premises, as well as the parking lots, walkways, driveways, landscaping, fences, signs and utility installations of the Common Areas and all parts thereof, as well as providing the services for which there is an Operating Expenses pursuant to paragraph 4.2 Lessor shall not, however, be obligated to paint the exterior or interior surface of exterior walls, nor shall Lessor be required to maintain, repair or replace windows, doors or plate glass of the Premises. Lessor shall have no obligation to make repairs under this paragraph 7.1 until a reasonable time after receipt of written notice from Lessee of the need for such repairs. Lessee expressly waives the benefits of any statue now or hereafter in effect which would otherwise afford Less the right to make repairs at Lessor's expense or to terminate this Lease because of Lessor's failure to keep the Premises in good order, condition and repair Lessor shall not be liable for damages or loss of any kind or nature by reason of Lessor's failure to furnish any Common Area Services when such failure is caused by accident, breakage, repairs, strikes, lockout, or other labor disturbances or disputes of any character, or by any other cause beyond the reasonable control of Lessor.

        7.2  Lessee's Obligations.

          (a) Subject to the provisions of paragraphs 6 (Use), 7.1 (Lessor's Obligations, and 9 (Damage or Destruction). Lessee, at Lessee's expense, shall keep in good order, condition and repair the Premises and every part thereof (whether or not the damaged portion of the Premises or the means of repairing the same are seasonably or readily accessible to Lessee) including, without limiting the generally of the foregoing all plumbing, heating, ventilating and air conditioning systems (Lessee shall procure and maintain, at Lessee's expense, a ventilating and air conditioning system maintenance contract), electrical and lighting facilities and equipment within the Premises, fixtures, interior walls and interior surfaces of exterior walls, ceilings, windows, doors, plate glass, roof repairs (at a maximum cost to Lessee of $2,000 per year, calculated on a non-cumulative basis), as opposed to replacement, and skylights located within the Premises Lessor reserves the right to procure and surfaces of exterior walls, ceilings, windows, doors, plate glass and skylights located within the premises. Lessor reserves the right to procure and maintain the ventilating and air conditions system maintenance contract and if Lessor so effects. Lessee shall reimburse Lessor, upon demand, for the cost thereof.

             (b) If Lessee fails to perform Lessee's obligations under this paragraph 7.2 under any other paragraph of this Lease, Lessor may enter upon the Premises after ten (10) day's prior written notice to Lessee (except in the case of emergency, in which no notice shall be required), perform such obligations on Lessee's behalf and put the Premises in goods order, condition and repair,and the cost thereof together with interest thereon at the maximum rate then allowable by law shall be due and payable as additional rent to Lessor together with Lessee's next Base Rent Installment.

              (c) On the last day of the term hereof, or on any sooner termination, Lessee shall surrender the Premises to Lessor in the same condition as received, ordinary wear and tear excepted, clean and free of debris. Any damage or deterioration of the Premises shall not be deemed ordinary wear and tear if the same could have been prevented by good maintenance practices. Lessee shall repair any damage to the Premises occasioned by the installation of removal of Lessee's trade fixtures, alternations, furnishings and equipment. Notwithstanding anything to the contrary otherwise stated in this Lease, Lessee shall leave the air lines, power panels, electrical distribution systems, lighting fixtures, space heaters, air conditioning, plumbing and facing on the Premises in good operating condition.

        7.3  Alterations and Additions.

              (a) Lessee shall not, without Lessor's prior written consent make any alterations, improvements, additions, or Utility Installations in on or about the Premises, or the Industrial Center, except for nonstructural alterations to the Premises not exceeding $10,000 in cumulative costs, during the term of this Lease. In any event, whether or not in excess of $10,000 in cumulative cost, Lessee shall make no change or alterations to the

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exterior of the Premises not the exterior of the Building nor the Industrial
Center without Lessor's prior written consent. As used in this paragraph 7.3 the term "Utility Installation" shall mean carpeting, window coverings, air lines, power panels, electrical distribution systems, lighting fixtures, space heaters, air conditioning, plumbing and fencing. Lessor may require that Lessee remove any or all of said alterations. Improvements, additions or Utility Installations at the expiration of the term, and restore the Premises and the Industrial Center to their prior condition. Lessor may require Lessee to provide Lessor, at Lessee's sole cost and expense, a lien and completion bond in an amount equal to one and one-half times the estimated cost of such improvements to insured Lessor against any liability for mechanic's and materialmen's liens and to insured completion of the work. Should Lessee make any alterations, improvements, additions or Utility installations without the prior approval of Lessor. Lessor may at any time during the term of this Lease, require that Lessee remove any or all of the same.

        (b) Any alterations, improvements, additions or Utility installations in or about the Premises or the Industrial Center that Lessee shall desire to make and which requires the consent of the Lessor shall be presented to Lessor in written form, with proposed detailed plans. If Lessor shall give its consent, the consent shall be deemed conditioned upon Lessee acquiring a permit to do so from appropriate governmental agencies, the furnishing of a copy thereof to Lessor prior to the commencement of the work and the compliance by Lessee of all conditions of said permit in a prompt and expeditious manner.

        (c) Lessee shall pay, when due, all claims for labor or materials furnished or alleged to have been furnished to or for lessee at or for use in the Premises, which claims are or may be secured by any mechanic's or materialmen's lien against the Premises, or the Industrial Center, or any interest therein. Lessee shall give Lessor not less than ten (10) days' notice prior to the commencement of any work in the Premises, and Lessor shall have the right to post notices of non-responsibility in or on the Premises or the Building as provided by law. If Lessee shall, in good faith, contest the validity of any such lien, claim or demand, then Lessee shall, at its sole expense defend itself and Lessor against the same and shall pay and satisfy any such adverse judgment that may be rendered thereon before the enforcement thereof against the Lessor or the Premises or the Industrial Center, upon the condition that if Lessor shall require, Lessee shall furnish to Lessor a surety bond satisfactory to Lessor in an amount equal to such contested lien claim or demand indemnifying Lessor against liability for the same and holding the Premises and the industrial center free from the affect of such lien or claim. In addition, Lessor may require Lessee to pay Lessor's attorneys fees and costs in participating in such action if Lessor shall decide it is to Lessor's best interest to do so.

        (d) All alterations, improvements, additions and Utility installations (whether or not such Utility installations constitute trade fixtures of Lessee), which may be made on the Premises, shall be the property of Lessor and shall remain upon and be surrendered with the Premises at the expiration of the Lease term, unless Lessor requires their removal pursuant to paragraph 7.3(a). Notwithstanding the provisions of this paragraph 7.3(d), Lessee's machinery and equipment, other than that which is affixed to the Premises so that it cannot be removed without material damage to the Premises and other than Utility Installations, shall remain the property of Lessee and may be removed by Lessee subject to the provisions of paragraph 7.2.

   7.4 Utility Additions, Lessor reserves the right to install new or additional utility facilities throughout the Building and the Common Areas for the benefit of Lessor or lessee, or any other lessee of the Industrial Center, including but not by way of limitation such utilities as plumbing, electrical systems (which shall be separately metered), security systems, communication systems, and fire protection and detection systems so long as such installation do not unreasonably interfered with Lessee's use of the Premises.

8.  Insurance; Indemnity.

    8.1 Liability Insurance - Lessee. Lessee shall, at Lessee's expense, obtain and keep in force during the term of this lease a policy of Combined Single Limit Bodily Injury and Property Damage Insurance insuring Lessee and Lessor against any liability arising out of the use occupancy or maintenance of the Premises and the Industrial Center. Such Insurance shall be in an amount not less than $2,000,000 per occurrence. The policy shall insured performance by Lessee of the Indemnity provisions of this paragraph 8. The limits of said insurance shall not however, limit the liability of Lessee hereunder.

    8.2 Liability Insurance - Lessor. Lessor shall obtain and keep in force during the term of this lease a policy of Combined Single Limit bodily Injury and Property Damage Insurance. Insuring Lessor, but not Lessee, against any liability arising out of the ownership, use, occupancy or maintenance of the industrial center in an amount not less than $2,000,000 per occurrence with excess liability coverage of at least $10,000,000 (Landlord's present excess liability coverage is $25,000,000).

    8.3 Property Insurance. Lessor shall obtain and keep in force during the term of this lease a policy or policies of insurance covering loss or damage to the Industrial Center Improvements, but not Lessee's personal property, fixtures, equipment or tenant improvements. In an amount not to exceed the full replacement value thereof, as the same may exist from time to time, providing protection against all perils included within the classification of fire, extended coverage, vandalism, malicious mischief, flood (in the event same is required by a lender having a lien on the Premises), special extended perils ("all risk," as such term is used in the insurance industry), plate glass insurance, earthquake insurance and such other insurance as Lessor deems advisable. In addition, Lessor shall obtain and keep in force, during the term of this Lease, a policy of rental value insurance covering a period of one year, with loss payable to Lessor, which insurance shall also cover all Operating Expenses for said period. In the event that the Premises shall suffer an insured loss as defined in paragraph 9.1(g) hereof, the deductible amounts under the casualty insurance policies relating to the Premises shall be paid by the Lessee.

    8.4  Payment of Premium Increase.

        (a) After the term of this Lease has commenced, Lessee shall not be responsible for paying Lessee's Share of any increase in the property insurance premium for the Industrial Center specified by Lessor's insurance carrier as being caused by the use, acts or omissions of any other lease of the Industrial Center, or by the nature of such other lessee's occupancy which create an extraordinary or unusual risk.

        (b) Lessee, however, shall pay the entirety of any increase in the property insurance premium for the Industrial Center over what it was immediately prior to the commencement of the term of this Lease if the increase is specified by Lessor's Insurance carrier as being caused by the nature of Lessee's occupancy or any act or omission of Lessee.

    8.5 Insurance Policies. Insurance required hereunder shall be in companies holding a "General Policyholders Rating" of at least B plus, or such other rating as may be required by a lender having a lien on the Premises, as set forth in the most current issue of "Best's Insurance Guide." Lessee shall not do or permit to be done anything which shall invalidate the insurance policies carried by Lessor. Lessee shall deliver to Lessor copies of liability insurance policies required under paragraph 8.1 or certificates evidencing the existence and amounts of such insurance within seven (7) days after the commencement date of this Lease. No such policy shall be cancellable or subject to reduction of coverage or other modification except after thirty (30) days prior written notice to Lessor. Lessee shall, at least thirty (30) days prior to the expiration of such policies, furnish Lessor with renewals or "binders" thereof.

    8.6 Waiver of Subrogation. Lessee and Lessor each hereby release and relieve the other, and waive their entire right of recovery against the other for loss or damage arising out of or incident to the perils insured against which perils occur in, on or about the Premises, whether due to the negligence of Lessor or Lessee or their agents, employees, contractors and/or invitees. Lessee and Lessor shall, upon obtaining the policies of insurance required give notice to the insurance carrier or carriers that the foregoing mutual waiver of subrogation is contained in this Lease.

    8.7 Indemnity. Lessee shall indemnify and hold harmless Lessor from and against any and all claims arising from Lessee's use of the Industrial Center, or from the conduct of Lessee's business or from any activity, work or things done, permitted or suffered by Lessee in or about the Premises or elsewhere and shall further indemnify and hold harmless Lessor from and against any and all claims arising from any breach or default in the performance of any obligation on Lessee's part to be performed under the terms of this Lease, or arising from any act or omission of Lessee or any of Lessee's agents, contractors or employees, and from and against all costs, attorney's fees, expenses and liabilities incurred in the defense of any such claim or any action or proceeding brought thereon; and in case any action or proceeding be brought against Lessor by reason of any such claim, Lessee upon notice from Lessor shall defend the same at Lessee's expense by counsel reasonably satisfactory to Lessor and Lessor shall cooperate with Lessee in such defense. Lessee, as a material part of the consideration to Lessor, hereby assumes all risk of damage to property of Lessee or injury to persons in, upon or about the Industrial center arising from any cause and Lessee hereby waives all claims in respect thereof against Lessor. See Addendum Paragraph 60.

   8.8 Exemption of Lessor from Liability. Except as provided to the contrary in Addendum Paragraph 54, Lessee hereby agrees that Lessor shall not be liable for injury to Lessee's business or any loss of income therefrom or for damage to the goods, wares, merchandise or other property of Lessee. Lessee's employees, invitees, customers, or any other person in or about the Premises or the Industrial Center, nor shall Lessor be liable for injury to the person of Lessee, Lessee's employees, agents or contractors, whether such damage or injury is caused by or results from fire, steam, electricity, gas, water or rain, or from the breakage, leakage, obstruction or other defects of pipes, sprinklers, wires, appliances, plumbing, air conditioning or lighting fixtures, or from any other cause, whether said damage or injury results from conditions arising upon the Premises or upon other portions of the Industrial Center, or from other sources or places and regardless of whether the cause of such damage or injury or the means of repairing the same is inaccessible to Lessee, Lessor shall not be liable for any damages arising from any act or neglect of any other lessee, occupant or user of the Industrial Center, nor from the failure of Lessor to enforce the provisions of any other lease of the Industrial Center. See Addendum Paragraph 54.

9.  Damage or Destruction.

   9.1  Definitions.

        (a) "Premises Partial Damage" shall mean if the Premises are damaged or destroyed to the extent that the cost of repair is less than fifty percent of the then replacement cost of the Premises.

        (b) "Premises Total Destruction" shall mean if the Premises are damaged or destroyed to the extent that the cost of repair is fifty percent or more of the then replacement cost of the Premises.

        (c) "Premises Building Partial Damage" shall mean if the Building of which the Premises are a part is damaged or destroyed to the extent that the cost to repair is less than fifty percent of the then replacement cost of the Building; and

        (d) "Premises Building Total Destruction" shall mean if the Building of which the Premises are a part is damaged or destroyed to the extent that the cost to repair is fifty percent or more of the then replacement cost of the Building.
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        (e)  "Insured Loss" shall mean damage or destruction which was covered by an event required to be covered by the insurance described in paragraph 8. The fact that an insured Loss has a deductible amount shall not make the loss an uninjured loss.

        (f) "Replacement Cost" shall mean the amount of money necessary to be spent in order to repair or rebuild the damaged area to the condition that existed immediately prior to the damage occurring excluding all improvements made by lessees.

     9.2 Premises Partial Damage:  Premises Building Partial Damage.

        (a)  Insured Loss:  Subject to the provisions of paragraphs 9.4 and
9.5. If at any time during the term of this Lease there is damage which is an Insured Loss and which falls into the classification of either Premises Partial Damage or Premises Building Partial Damage, then Lessor shall at Lessor's expense, repair such damage to the Premises, but not Lessee's fixtures, equipment or tenant improvements, as soon as reasonably possibly and this Lease shall continue in full force and effect.

        (b)  Uninsured Loss:  Subject to the provisions of paragraph 9.4 and
9.5. If at any time during the term of this Lease there is damage which is not an Insured Loss and which falls within the classification of Premises Partial Damage or Premises Building Partial Damage, unless caused by a negligent or willful act of Lessee (in which event Lessee shall make the repairs at Lessee's expense), which damage prevents Lessee from using the Premises. Lessor may at Lessor's option either (I) repair such damage as soon as reasonably possible at Lessor's expense, in which event this Lease shall continue in full force and effect, or (II) give written notification to Lessee within thirty (30) days after the date of the occurrence of such damage of Lessor's intention to cancel and terminate this Lease. Lessee shall have the right within ten (10) days after the receipt of such notice to give written notice to Lessor of Lessee's intention to repair such damage at Lessee's expense, without reimbursement from Lessor, in which event this Lease shall continue in full force and affect, and Lessee shall proceed to make such repairs as soon as reasonably possible. If Lessee does not give such notice within such 10-day period this Lease shall be cancelled and terminated as of the date of the occurrence of such damage. See Addendum Paragraph 55.

     9.3  Premises Total Destruction:  Premises Building Total Destruction.

        (a) Subject to the provisions of paragraphs 9.4 and 9.5. If at any time during the term of this Lease there is damage, whether or not it is an Insured Loss, and which falls into the classifications of either (I) Premises Total Destruction, or (II) Premises Building Total Destruction, than Lessor may at Lessor's option either (I) repair such damage or destruction, but not Lessee's fixtures, equipment or tenant improvements, as soon as reasonably possible at Lessor's expense, and this Lease shall continue in full force and effect, or (II) give written notice to Lessee within thirty (30) days after the date of occurrence of such damage of Lessor's intention to cancel and terminate this Lease, in which case this Lease shall be cancelled and terminated as of the date of the occurrence of such damage.

     9.4  Damage Near End of Term.

        (a) Subject to paragraph 9.4 (b). If at any time during the last six months of the term of this Lease there is substantial damage whether or not an Insured Loss, which falls within the classification of Premises Partial Damage. Lessor or Lessee may at their option cancel and terminate this Lease as of the date of occurrence of such damage by giving written notice to the other party of the terminating party's election to do so within 30 days after the date of occurrence of such damage.

        (b) Notwithstanding paragraph 9.4(n). In the event that Lessee has an option to extend or renew this Lease, and the time within which said option may be exercised has not yet expired, Lessee shall exercise such option. If it is to be exercised at all, no later than twenty (20) days after the occurrence of an insured Loss falling within the classification of Premises Partial Damage during the last six months of the term of this Lease if Lessee duly exercises such option during said twenty (20) day period. Lessor shall treat such damage as it would under Paragraphs 9.2 and 9.3. Paragraph 9.4 (a) shall apply.

     9.5  Abatement of Rent:  Lessee's Remedies.

        (a) In the event Lessor repairs or restores the Premises pursuant to the provisions of this paragraph 9, the rent payable hereunder for the period during which such damage, repair or restoration continues shall be abated in proportion to the degree to which Lessee's use of the Premises is impaired. Except for abatements of rent. If any, Lessee shall have no claim against Lessor for any damage suffered by reason of any such damage, destruction, repair or restoration.

        (b) If Lessor shall be obligated to repair or restore the Premises under the provisions of this paragraph 9 and shall not commence such repair or restoration within ninety (90) days after such obligation shall accrue. Lessee may at Lessee's option cancel and terminate this Lease by giving Lessor written notice of Lessee's election to do so at any time prior to the commencement of such repair or restoration. In such event this Lease shall terminate as of the date of such notice.

     9.6 Termination - Advance Payments. Upon termination of this Lease pursuant to this paragraph 9, an equitable adjustment shall be made concerning advance rent and any advance payments made by Lessee to Lessor. Lessor shall, in addition, return to Lessee so much of Lessee's security deposit as has not therefore been applied by Lessor.


     9.7 Waiver. Lessor and Lessee waive the provisions of any statute which relate to termination of leases when leased property is destroyed and agree that such event shall be governed by the terms of this Lease.

10.  Real Property Taxes.

     10.1 Payment of taxes. Lessor shall pay the real property tax, as defined in paragraph 10.3, applicable to the Industrial Center subject to reimbursement by Lessee of Lessee's Share of such taxes in accordance with the provisions of paragraph 4.2 except as otherwise provided in paragraph 10.2.

     10.2 Additional Improvements. Lessee shall not be responsible for paying Lessee's Share of any increase in real property tax specified in the tax assessor's records and work sheets as being caused by additional improvements placed upon the Industrial Center by other lessees or by Lessor for the exclusive enjoyment of such other lessees. Lessee shall, however, pay to Lessor at the time that Operating Expenses are payable under paragraph 4.2(c) the entirety of any increase in real property tax if assessed solely by reason of additional improvements placed upon the Premises by Lessee or at Lessee's request.

     10.3 Definition of "real Property Tax." As used herein, the term "real property tax" shall include any form of real estate tax or assessment general, special, ordinary or extraordinary, and any license fee, commercial rental tax, improvement bond or bonds, levy or tax (other than inheritance, personal income or estate taxes) imposed on the Industrial Center as defined in Addendum Paragraph 47 or any portion thereof by any authority having the direct or indirect power to tax, including any city, county, state or federal government, or any school, agricultural, sanitary, fire, street, drainage or other improvement district thereof, as against any legal or equitable Interest of Lessor in the Industrial Center or in any portion thereof, as against lessor's right to rent or other income therefrom, and as against Lessor's business of leasing the Industrial Center. The term "real property tax" shall also include any tax, fee, levy, assessment or charge (i) in substitution of partially or totally, any tax, fee, levy, assessment or charge herein above included within the definition of "real property tax" or (ii) the nature of which was hereinbefore included within the definition of "real property tax" or (iii) which is Imposed for a service or right not charged prior to June 1, 1978, or, if previously charged, has been increased since June 1, 1978, or (iv) (See Addendum Paragraph 56) or (v) which is imposed by reason of this transaction, any modifications or changes hereto, or any transfers hereof.

     10.4 Joint Assessment. If the Industrial Center is not separately assessed, Lessee's Share of the real property tax liability shall be an equitable proportion of the real property taxes for all of the land and improvements included within the tax parcel assessed, such proportion to be determined by Lessor from the respective valuations assigned in the assessor's work sheets or such other information as may be reasonably available Lessor's reasonable determination thereof, in good faith, shall be conclusive.

     10.5  Personal Property Taxes.

        (a) Lessee shall pay prior to delinquency all taxes assessed against and levied upon trade fixtures, furnishings, equipment and all other personal property of Lessee contained in the Premises or elsewhere. When possible, Lessee shall cause said trade fixtures, furnishings, equipment and all other personal property to be assessed and billed separately from the real property of Lessor.

        (b) If any of Lessee's said personal property shall be assessed with Lessor's real property, Lessee shall pay to Lessor the taxes attributable to Lessee within ten (10) days after receipt of a written statement setting forth the taxes applicable to Lessee's property.

11. Utilities. Lessee shall pay for all water, gas, heat, light, power, telephone and other utilities and services supplied to the Premises, together with any taxes thereon. If any such services are not separately metered to the Premises, Lessee shall pay at Lessor's option, either Lessee's Share or a reasonable proportion to be determined by Lessor of all charges jointly metered with other premises in the Building.

12.  Assignment and Subletting.

     12.1 Lessor's Consent Required. Lessee shall not voluntarily or by operation of law assign, transfer, mortgage, sublet, or otherwise transfer or encumber all or any part of Lessee's interest in the Lease or in the Premises, without Lessor's prior written consent, which Lessor shall not unreasonably withhold. Lessor shall respond to Lessee's request for consent hereunder in a timely manner and any attempted assignment, transfer, mortgage, encumbrance or subletting without such consent shall be void, and shall constitute a breach of this Lease without the need for notice to Lessee under paragraph 13.1.

     12.2 Lessee Affiliate. Notwithstanding the provisions of paragraph 12.1 hereof, (Lessee may assign or sublet the Premises, or any portion thereof,) without Lessor's consent, to any corporation which controls is controlled by or is under common control with Lessee, or to any corporation resulting from the merger or consolidation with Lessee, or to any person or entity which acquires all the assets of Lessee as a going concern of the business that is being conducted on the Premises, all of which are referred to as "Lessee Affiliate" provided that before such assignment shall be effective said assignee shall assume, in full, the obligations of Lessee under this Lease. Any such assignments shall not in any
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
way, affect or limit the liability of Lessee under the terms of this Lease even if after such assignment or subletting the terms of this Lease are materially changed or altered without the consent of Lessee, the consent of whom shall not be necessary.

    12.3 Terms and Conditions of Assignment. Regardless of Lessor's consent, no assignment shall release Lessee of Lessee's obligations hereunder of after the primary liability of Lessee to pay the Base Rent and Lessee's Share of Operating Expenses, and to perform all other obligations to be performed by Lessee hereunder. Lessor may accept rent from any person other than Lessee pending approval or disapproval of such assignment. Neither a delay in the approval or disapproval of such assignment nor the acceptance of rent shall constitute a waiver or estoppel of Lessor's right to exercise its remedies for the breach of any of the terms or conditions of this paragraph 12 or this Lease. Consent to one assignment shall not be deemed consent to any subsequent assignment. In the event of default by any assignee of Lessee or any successor of Lessee. In the performance of any of the terms hereof, Lessor may proceed directly against Lessee without the necessity of exhausting remedies against said assignee. Lessor may consent to subsequent assignments of this Lease or amendments or modifications to this Lease with assignees of Lessee, without notifying Lessee, or any successor of Lessee, and without obtaining its or their consent thereto and such action shall relieve Lessee of liability under this Lease.

    12.4 Terms and Conditions Applicable to Subletting. Regardless of Lessor's consent, the following terms and conditions shall apply to any subletting by Lessee of all or any part of the Premises and shall be included in subleases:

         (a) Lessee hereby assigns and transfers to Lessor all of Lessee's interest in all rentals and income arising from any sublease heretofore or hereafter made by Lessee, and Lessor may collect such rent and income and apply same toward Lessee's obligations under this Lease; provided, however, that until a default shall occur in the performance of Lessee's obligations under this Lease, Lessee may receive, collect and enjoy the rents accruing under such sublease, Lessor shall not, by reason of this or any other assignment of such sublease to Lessor nor by reason of the collection of the rents from a sublessee, be deemed liable to the sublessee for any failure of Lessee to perform and comply with any of lessee's obligations to such sublessee under such sublease. Lessee hereby irrevocably authorizes and directs any such sublessee, upon receipt of a written notice from Lessor stating that a default exists in the performance of Lessee's obligations under this Lease, to pay to Lessor the rents due and to become due under the sublease. Lessee agrees that such sublessee shall have the right to rely upon any such statement and request from Lessor, and that such sublessee shall pay such rents to Lessor without any obligation or the right to inquire as to whether such default exists and notwithstanding any notice from or claim from Lessee to the contrary. Lessee shall have no right or claim against such sublessee or Lessor for any such rents so paid by said sublessee to Lessor. See Addendum Paragraph 57.

         (b) No sublease entered into by Lessee shall be effective unless and until it has been approved in writing by Lessor. In entering into any sublease, Lessee shall use only such form of sublease as is satisfactory to Lessor, and once approved by Lessor, such sublease shall not be changed or modified without Lessor's prior written consent. Any sublessee shall, by reason of entering into a sublease under this Lease, be deemed, for the benefit of Lessor, to have assumed and agreed to conform and comply with each and every obligation herein to be performed by Lessee other than such obligations as are contrary to or inconsistent with provisions contained in a sublease to which lessor has expressly consented in writing.

         (c) If Lessee's obligations under this Lease have been guaranteed by third parties, then a sublease, and Lessor's consent thereto, shall not be effective unless said guarantors give their written consent to such sublease and the terms thereof.

         (d) The consent by Lessor to any subletting shall not release Lessee from its obligations or alter the primary liability of Lessee to pay the rent and perform and comply with all of the obligations of Lessee to be performed under this Lease.

         (e) The consent by Lessor to any subletting shall not constitute a consent to any subsequent subletting by Lessee or to any assignment or subletting by the sublessee. However, Lessor may consent to subsequent sublettings and assignments of the sublease or any amendments or modifications thereto without notifying Lessee or anyone else liable on the Lease or sublease and without obtaining their consent and such action shall not relieve such persons from liability.

         (f) In the event of any default under this Lease, Lessor may proceed directly against Lessee, any guarantors or any one else responsible for the performance of this Lease, including the sublessee, without first exhausting Lessor's remedies against any other person or entity responsible therefor to Lessor, or any security held by Lessor or Lessee.

         (g) In the event Lessee shall default in the performance of its obligations under this Lease. Lessor, at its option and without any obligation to do so, may require any sublessee to attorn to Lessor, in which event
Lessor shall undertake the obligations of Lessee under such sublease from the time of the exercise of said option to the termination of such sublease; provided, however, Lessor shall not be liable for any prepaid rents or security deposit paid by such sublessee to Lessee or for any other prior defaults of Lessee under such sublease.

         (h) Each and every consent required of Lessee under a sublease shall also require the consent of lessor.

         (i) No sublessee shall further assign or sublet all or any part of the Premises without Lessor's prior written consent.

         (j) Lessor's written consent to any subletting of the Premises by Lessee shall no constitute an acknowledgement that no default then exists under this Lease of the obligations to be performed by Lessee nor shall such consent be deemed a waiver of any then existing default, except as may be otherwise stated by Lessor at the time.

         (k) With respect to any subletting to which Lessor has consented, Lessor agrees to deliver a copy of any notice of default by Lessee to the sublessee. Such sublessee shall have to right to cure a default of Lessee within ten (10) days after service of said notice of default upon such sublessee, and the sublessee shall have a right of reimbursement and offset from and against Lessee for any such defaults cured by the sublessee.

    12.5 Attorney's Fees. In the event Lessee shall assign or sublet the Premises or request the consent of Lessor to any assignment or subletting or if Lessee shall request the consent of Lessor for any act lessee proposes to do, then Lessee shall pay Lessor's reasonable attorney's fees and reasonable administrative costs provided, however, that if there is negotiation involved in any particular sublease or assignment transaction, i.e., if Master Lessor is only required to provide its typical consent, master Lessor's attorney's fees will be limited to $250.00 per transaction.

13. Default; Remedies.

    13.1 Default. The occurrence of any one or more of the following events shall constitute a material default of this Lease by Lessee:

         (a)  The vacating or abandonment of the Premises by Lessee.

         (b) The failure by Lessee to make any payment of rent or any other payment required to be made by Lessee hereunder, as and when due, where such failure shall continue for a period of three (3) days after written notice thereof from Lessor to Lessee. In the event that Lessor serves Lessee with a Notice to pay Rent or Quit pursuant to applicable Unlawful Detainer statutes such Notice to Pay Rent or Quit shall also constitute the notice required by this subparagraph.

         (c) Except as otherwise provided in this Lease, the failure by Lessee to observe or perform any of the covenants, conditions or provisions of this lease to be observed or performed by Lessee, other than described in paragraph
(b) above, where such failure shall continue for a period of thirty (30) days after written notice thereof from Lessor to Lessee; provided, however, that if the nature of lessee's noncompliance is such that more than thirty (30) days are reasonably required for its cure, then Lessee shall not be deemed to be in default if Lessee commenced such cure within said thirty (30) day period and thereafter diligently prosecutes such cure to completion. To the extent permitted by law, such thirty (30) day notice shall constitute the sole and exclusive notice required to be given to Lessee under applicable Unlawful Detainer statutes.

         (d) (i) The making by Lessee of any general arrangement or general assignment for the benefit of creditors; (ii) Lessee becomes a "debtor" as defined in 11 U.S.C. Section 101 or any successor statute thereto (unless, in the case of a petition filed against Lessee, the same is dismissed within sixty (60) days); (iii) the appointment of a trustee or receiver to take possession of substantially all of Lessee's assets located at the Premises or of Lessee's interest in this Lease, where possession is not restored to Lessee within thirty (30) days; or (iv) the attachment, execution or other judicial seizure of substantially all of Lessee's assets located at the Premises or of Lessee's interest in this Lease, where such seizure is not discharged within thirty (30) days. In the event that any provision of this paragraph 13.1(d) is contrary to any applicable law, such provision shall be of no force or effect.

         (e) The discovery by Lessor that any financial statement given to Lessor by Lessee, any assignee of Lessee, and subtenant of Lessee, any successor in interest of Lessee or any guarantor of Lessee's obligation hereunder, was materially false.

    13.2 Remedies. In the event of any such material default by Lessee, Lessor may at any time thereafter, with or without notice or demand and without limiting Lessor in the exercise of any right or remedy which Lessor may have by reason of such default:

         (a) Terminate Lessee's right to possession of the Premises by any lawful means, in which case this Lease and the term hereof shall terminate and Lessee shall immediately surrender possession of the Premises to Lessor. In such event Lessor shall be entitled to recover from Lessee all damages incurred by Lessor by reason of Lessee's default including, but not limited to, the cost of recovering possession of the Premises; expenses of reletting. Including necessary renovation and alteration of the Premises, reasonable attorney's fees, and any real estate commission actually paid; the worth at the time of award by the court having jurisdiction thereof of the amount by which the unpaid rent for the balance of the term after the time of such award exceeds the amount of such rental loss for the same period that Lessee proves could be reasonably avoided, that portion of the leasing commission paid by Lessor pursuant to paragraph 15 applicable to the unexpired term of this Lease.

         (b) Maintain Lessee's right to possession in which case this lease shall continue in effect whether or not Lessee shall have vacated or abandoned the Premises. In such event Lessor shall be entitled to enforce all of Lessor's rights and remedies under this Lease, including the right to recover the rent as it becomes due hereunder.

         (c) Pursue any other remedy now or hereafter available to Lessor under the laws or judicial decisions of the state wherein the Premises are located. Unpaid installments of rent and other unpaid monetary obligations of Lessee under the terms of this Lease shall bear interest from the date due at the maximum rate than allowable by law.

    13.3 Default by Lessor. Lessor shall not be in default unless Lessor fails to perform obligations required of Lessor within a reasonable time, but in no event later than thirty (30) days after written notice by Lessee to Lessor and to the holder of any first mortgage or deed of trust covering the Premises whose name and address shall have theretofore been furnished to Lessee in writing, specifying wherein Lessor has failed to perform such obligation; provided, however, that if the nature of Lessor's obligation is such that more than thirty (30) days are required for performance then Lessors shall not be in default if Lessor commences performance within such thirty (30) day period and thereafter diligently prosecuted to completion

                                                            Initials:  [SIG]
                                                                     ---------

  13.4 Late Charges. Lessee hereby acknowledges that late payment by Lessee to Lessor of Base Rent, Lessee's Share of Operating Expenses or other sums due hereunder will cause Lessor to incur costs not contemplated by this Lease, the exact amount of which will be extremely difficult to ascertain. Such costs include, but are not limited to, processing and accounting charges and late charges which may be imposed on Lessor by the terms of any mortgage or trust deed covering the Property. Accordingly, if any installment of Base Rent, Operating Expenses or any other sum due from Lessee shall not be received by Lessor or Lessor's designee within ten (10) days after such amount shall be due, then, without any requirement for notice to Lessee, Lessee shall pay to Lessor a late charge equal to 6% of such overdue amount. The parties hereby agree that such late charge represents a fair and reasonable estimate of the costs Lessor will incur by reason of late payment by Lessee. Acceptance of such late charge by Lessor shall in no event constitute a waiver of Lessee's default with respect to such overdue amount, nor prevent Lessor from exercising any of the other rights and remedies granted hereunder. In the event that a late charge is payable hereunder, whether or not collected, for three (3) consecutive installments of any of the aforesaid monetary obligations of Lessee, then Base Rent shall automatically become due and payable quarterly in advance, rather than monthly, notwithstanding paragraph 4.1 or any other provision of this Lease to the contrary.

14. Condemnation. If the Premises or any portion thereof or the Industrial Center are taken under the power of eminent domain, or sold under the threat of the exercise of said power (all of which are herein called "condemnation"), this Lease shall terminate as to the part so taken as of the date the condemning authority takes title or possession, whichever first occurs. If more than ten percent of the floor area of the Premises, or more than twenty-five percent of that portion of the Common Areas designated as parking for the Industrial Center is taken by condemnation, Lessee may, at Lessee's option to be exercised in writing only within ten (10) days after Lessor shall have given Lessee written notice of such taking (or in the absence of such notice, within ten (10) days after the condemning authority shall have taken possession) terminate this Lease as of the date the condemning authority takes such possession. If Lessee does not terminate this Lease in accordance with the foregoing, this Lease shall remain in full force and effect as to the portion of the premises remaining, except that the rent shall be reduced in the proportion that the floor area of the Premises taken bears to the total floor area of the Premises. No reduction of rent shall occur if the only area taken is that which does not have the Premises located thereon. Any award for the taking of all or any part of the Premises under the power of eminent domain or any payment made under threat of the exercise of such power shall be the property of Lessor, whether such award shall be made as compensation for diminution in value of the leasehold or for the taking of the fee or as severance damages; provided, however, that Lessee shall be entitled to any award for loss or damage to Lessee's trade fixtures and removable personal property. In the event that this Lease is not terminated by reason of such condemnation, Lessor shall to the extent of severance damages received by Lessor in connection with such condemnation, repair any damage to the Premises caused by such condemnation except to the extent that Lessee has been reimbursed therefor by the condemning authority. Lessee shall pay any amount in excess of such severance damages required to complete such repair.

15.  Broker's Fee.

     (a) Upon execution of this Lease by both parties, Lessor shall pay to Leonard & Ohren and Tooley & Company, Licensed real estate broker(s) a fee as set forth in a separate agreement between Lessor and said broker.

16.  Estoppel Certificate.

     (a) Each party (as "responding party") shall at any time upon not less than ten (10) days' prior written notice from the other party ("requesting party") execute, acknowledge and deliver to the requesting party a statement in writing (i) certifying that this Lease is unmodified and in full force and effect (or, if modified, stating the nature of such modification and certifying that this Lease, as so modified, is in full force and effect) and the date to which the rent and other charges are paid in advance, if any, and (ii) acknowledging that there are not, to the responding party's knowledge, any uncured defaults on the part of the requesting party, or specifying such defaults if any are claimed. Any such statement may be conclusively relied upon by any prospective purchaser or encumbrancer of the Premises or of the business of the requesting party.

     (b) At the requesting party's option, the failure to deliver such statement within such time shall be a material fault of this Lease by the party who is to respond, without any further notice to such party, or it shall be conclusive upon such party that (i) this Lease is in full force and effect without modification except as may be represented by the requesting party, (ii) there are no uncured defaults in the requesting party's performance, and (iii) if Lessor is the requesting party, not more than one month's rent has been paid in advance.

     (c) If Lessor desires to finance, refinance, or sell the Property, or any part thereof, Lessee hereby agrees to deliver to any lender or purchaser designated by Lessor such financial statements of Lessee as may be reasonably required by such lender or purchaser. Such statements shall include the past three (3) years' financial statements of Lessee. All such financial statements shall be received by Lessor and such lender or purchaser in confidence and shall be used only for the purposes herein set forth.

17. Lessor's Liability. The term "Lessor" as used herein shall mean only the owner or owners, at the time in question, of the fee title or a lessee's interest in a ground lease of the Industrial Center, and except as expressly provided in paragraph 15. In the event of any transfer of such title or interest, Lessor herein named (and in case of any subsequent transfers then the grantor) shall be relieved from and after the date of such transfer of all liability as respects Lessor's obligations thereafter to be performed, provided that any funds in the hands of Lessor or the then grantor at the time of such transfer in which Lessee has an interest shall be delivered to the grantee.
The obligations contained in this Lease to be performed by Lessor shall, subject as aforesaid, be binding on Lessor's successors and assigns only during their respective periods of ownership.

18. Severability. The invalidity of any provision of this Lease as determined by a court of competent jurisdiction shall in no way affect the validity of any other provision hereof.

19. Interest on Past-due Obligations. Except as expressly herein provided, any amount due to Lessor not paid when due shall bear interest at the maximum rate then allowable by law from the date due. Payment of such interest shall not excuse or cure any default by Lessee under this Lease provided, however, that interest shall not be payable on late charges incurred by Lessee nor on any amounts upon which late charges are paid by Lessee.

20. Time of Essence. Time is of the essence with respect to the obligations to be performed under this Lease.

21. Additional Rent. All monetary obligations of Lessee to Lessor under the terms of this Lease, including but not limited to Lessee's Share of Operating Expenses and Insurance and tax expenses payable shall be deemed to be rent.

22. Incorporation of Prior Agreements; Amendments. This Lease contains all agreements of the parties with respect to any matter mentioned herein. No prior or contemporaneous agreement or understanding pertaining to any such matter shall be effective. This Lease may be modified in writing only, signed by the parties in interest at the time of the modification. Except as otherwise stated in this Lease, Lessee hereby acknowledges that neither the real estate broker listed in paragraph 15 hereof nor any cooperating broker on this transaction nor the Lessor or any employee or agent of any said persons has made any oral or written warranties or representations to Lessee relative to the condition or use by Lessee of the Premises or the Property and Lessee acknowledges that Lessee assumes all responsibility regarding the Occupational Safety Health Act, the legal use and adaptability of the Premises and the compliance thereof with all applicable laws and regulations in effect during the term of this Lease except as otherwise specifically stated in this Lease. The obligations of Lessor under this Lease do not constitute personal obligations of the Lessor or of the individual partners, directors, officers, or shareholders of Lessor with the exception of gross negligence, acts of bad faith and willful acts, and Lessee shall look solely to the Building that is the subject of this Lease and to no other assets of the Lessor for satisfaction of any liability in respect of this Lease and will not seek recourse against the Lessor or the individual partners, directors, officers or shareholders of Lessor or any of their personal assets for such satisfaction.

23. Notices. Any notice required or permitted to be given hereunder shall be in writing and may be given by personal delivery or by certified mail and if given personally or by mail shall be deemed sufficiently given if addressed to Lessee or to Lessor at the address noted below the signature of the respective parties, as the case may be. Either party may by notice to the other specify a different address for notice purposes except that upon Lessee's taking possession of the Premises, the Premises shall continue Lessee's address for notice purposes. A copy of all notices required or permitted to be given to Lessor hereunder shall be concurrently transmitted to such party or parties at such addresses as Lessor may from time to time hereafter designate by notice to Lessor.

24. Waivers. No waiver by Lessor or any provision hereof shall be deemed a waiver of any other provision hereof of any subsequent breach by Lessee of the same or any other provision. Lessor's consent to, or approval of, any act shall not be deemed to render unnecessary the obtaining of Lessor's consent to or approval of any subsequent act by Lessee. The acceptance of rent hereunder by Lessor shall not be a waiver of any preceding breach by Lessee of any provision hereof, other than the failure of Lessee to pay the particular rent so accepted, regardless of Lessor's knowledge of such preceding breach at the time of acceptance of such rent.

25. Recording. Either Lessor or Lessee shall, upon request of the other, execute, acknowledge and deliver to the other a "short form" memorandum of this Lease for recording purposes.

26. Holding Over. If Lessee, with Lessor's consent, remains in possession of the Premises or any part thereof after the expiration of the term hereof, such occupancy shall be a tenancy from month to month upon all the provisions of this Lease pertaining to the obligations of Lessee, but all Options, if any, granted under the terms of this Lease shall be deemed terminated and be of no further effect during said month to month tenancy.

                                                        Initials:  /s/
                                                                  ----------

                                                                  ----------

27. Cumulative Remedies. No remedy or election hereunder shall be deemed exclusive but shall, wherever possible, be cumulative with all other remedies at law or in equity.

28. Covenants and Conditions. Each provision of this Lease performable by Lessee shall be deemed both a covenant and a condition.

29. Binding Effect; Choice of Law. Subject to any provisions hereof restricting assignment or subletting by Lessee and subject to the provisions of paragraph 17, this Lease shall bind the parties, their personal representatives, successors and assigns. This Lease shall be governed by the laws of the State where the Industrial Center is located and any litigation concerning this Lease between the parties hereto shall be initiated in the county in which the Industrial Center is located.

30.  Subordination.

     (a) This Lease and any Option granted hereby, at Lessor's option, shall be subordinate to any ground lease, mortgage, deed of trust, or any other hypothecation or security now or hereafter placed upon the Industrial Center and to any and all advances made on the security thereof and to all renewals, modifications, consolidations, replacements and extensions thereof. Notwithstanding such subordination, Lessee's right to quiet possession of the Premises shall not be disturbed if Lessee is not in default and so long as Lessee shall pay the rent and observe and perform all of the provisions of this Lease, unless this Lease is otherwise terminated pursuant to its terms. If any mortgages, trustee or ground lessor shall elect to have this Lease and any Options granted hereby prior to the lien of its mortgage, deed of trust or ground lease, and shall give written notice thereof to Lessee, this Lease and such Options shall be deemed prior to such mortgage, deed of trust or ground lease, whether this Lease or such Options are dated prior or subsequent to the date of said mortgage, deed of trust or ground lease or the date of recording thereof.

     (b) Lessee agrees to execute any documents required to effectuate an allotment, a subordination or to make this Lease or any Option granted herein prior to the lien of any mortgage, deed of trust or ground lease, as the case may be. Lessee's failure to execute such documents within ten (10) days after written demand shall constitute a material default by Lessee hereunder without further notice to Lessee or, at Lessor's option. Lessor shall execute such documents on behalf of Lessee as Lessee's attorney-in-fact and in lessee's name, place and stead, to execute such documents in accordance with this paragraph 30(b).

31. Attorney's Fees. If either party or the broker(s) named herein bring an action to enforce the terms hereof or declare rights hereunder, the prevailing party in any such action, on trial or appeal, shall be entitled to his reasonable attorney's fees to be paid by the losing party as fixed by the court. The provisions of this paragraph shall inure to the benefit of the broker name herein who seeks to enforce a right hereunder.

32. Lessor's Access. Lessor and Lessor's agents shall have the right to enter the Premises at reasonable times for the purpose of inspecting the same, showing the same to prospective purchasers, lenders, or lessees, and making such alterations, repairs, improvements or additions to the Premises or to the building of which they are part as Lessor may deem necessary or desirable. Lessor may at any time place on or about the Premises or the Building any ordinary "For Sale signs and Lessor may at any time during the last 120 days of the term hereof place on or about the Premises any ordinary "For Lease" signs. All activities of Lessor pursuant to this paragraph shall be without abatement of rent, nor shall Lessor have any liability to Lessee for the same.

33. Auctions. Lessee shall not conduct, nor permit to be conducted, either voluntarily or involuntarily, any auction upon the Premises or the Common Areas without first having obtained Lessor's prior written consent. Notwithstanding anything to the contrary in this Lease. Lessor shall not be obligated to exercise any standard of reasonableness in determining whether to grant such consent.

34. Signs. Lessee shall not place any sign upon the Premises or the Industrial Center without Lessor's prior written consent. Under no circumstances shall Lessee place a sign on any roof of the Industrial Center.

35. Merger. The voluntary or other surrender of this Lease by Lessee, or a mutual cancellation thereof, or a termination by Lessor, shall not work a merger, and shall, at the option of Lessor, terminate all or any existing subtenancies or may, at the option of Lessor, operate as an assignment to Lessor of any or all such subtenancies.

36. Consents. Except for paragraph 33 hereof, wherever in this Lease the consent of one party is required to an act of the other party such consent shall not be unreasonably withheld or delayed.

38. Quiet Possession. Upon Lessee paying the rent for the Premises and observing and performing all of the covenants, conditions and provisions on Lessee's part to be observed and performed hereunder, Lessee shall have quiet possession of the Premises for the entire term hereof subject to all of the provisions of this Lease. The individuals executing this Lease on behalf of Lessor represent and warrant to Lessee that they are fully authorized and legally capable of executing this Lease on behalf of Lessor and that such execution is binding upon all parties holding an ownership interest in the Property.

39.  Options.

     39.1 Definition. As used in this paragraph the word "Option" has the following meaning: the right or option to expand, as set forth in Addendum Paragraph 58, and option to extend, as set forth in Addendum Paragraph 67.

     39.2 Options Personal. Each Option granted to Lease in this Lease is personal to the original Lessee and may be exercised only by the original Lessee while occupying the Premises who does so without the intent of thereafter assigning this Lease or subletting the Premises or any portion thereof, and may not be exercised or be assigned voluntarily or involuntarily, by or to any person or entity other than Lessee, provided however, that an Option may be exercised by or assigned to any Lessee Affiliate as defined in paragraph 12.2 of this Lease. The Options, if any, herein granted to Lessee are not assignable separate and apart from this Lease, nor may any Option be separated from this Lease in any manner, either by reservation or otherwise.

     39.4 Effect of Default on Options.

          (a) Lessee shall have no right to exercise an Option, notwithstanding any provision in the grant of Option to the contrary, (i) during the time commencing from the date Lessor gives to Lessee a notice of default pursuant to paragraph 13.1(b) or 13.1(c) and continuing until the noncompliance alleged in said notice of default is cured or (ii) during the period of time commencing on the date after a monetary obligation to Lessor is due from Lessee and unpaid (without any necessity for notice thereof to Lessee) and continuing until the obligation is paid, or (iii) at any time after an event of default described in paragraphs 13.1(a), 13.1(d), Nor 13.1(e) (without any necessity of Lessor to give notice of such default to Lessee), or (iv) in the event that Lessor has given to Lessee three or more notices of default under paragraph 13.1(B), or paragraph 13.1(c), whether or not the defaults are cured, during the 112 month period of time immediately prior to the time that Lessee attempts to exercise the subject Option.

          (b) The period of time within which an Option may be exercised shall not be extended or enlarged by reason of Lessee's inability to exercise an Option because of the provisions of paragraph 39.4(a).

          (c) All rights of Lessee under the provisions of an Option shall terminate and be of no further force or effect, notwithstanding lessee's due and timely exercise of the Option. If, after such exercise and during the term of this Lease, (i) Lessee fails to pay Lessor a monetary obligation of Lessee for a period of thirty (30) days after such obligation becomes due (without any necessity of Lessor to give notice thereof to Lessee) or (ii) Lessee fails to commence to cure a default specified in paragraph 13.1(c) within thirty (30) days after the date that Lessor gives notice to lessee of such default and /or Lessee fails thereafter to diligently prosecute said cure to completion, or
(iii) Lessee commits a default described in paragraph 13.1(a), 13.1(d), or 13.1(e) (without any necessity of Lessor to give notice of such default to Lessee), or (iv) Lessor gives to Lessee three or more notices of default under paragraph 13.1(b), or paragraph 13.1(c), whether or not the defaults are cured.

40. Security Measures. Lessee hereby acknowledges that Lessor shall have no obligation whatsoever to provide guard service or other security measures for the benefits, on the Premises or the Industrial Center. Lessee assumes all responsibility for the protection of Lessee, its agents, and invites and the property of Lessee and of Lessee's agents and invites from acts of third parties. Nothing herein contained shall prevent Lessor, at Lessor's sole option, from providing security protection for the Industrial Center or any part thereof, in which event the cost thereof shall be included within the definition of Operating Expenses, as set forth in paragraph 4.2(b).

41. Easements. Lessor reserves to itself the right, from time to time, to grant such easements, rights and dedications that lessor deems necessary or desirable, and to cause the recordation of Parcel Maps and restrictions, so long as such easements, rights, dedications. Maps and restrictions do not unreasonably interfere with the use of the Premises by Lessee. Lessee shall sign any of the aforementioned documents upon request of Lessor and failure to do so shall constitute a material default of this Lease by Lessee without the need for further notice to Lessee.

42. Performance Under Protest. If at any time a dispute shall arise as to any amount or sum of money to be paid by one part to the other under the provisions hereof, the party against whom the obligation to pay the money is asserted shall have the right to make payment "under protest" and such payment shall not be regarded as a voluntary payment, and there shall survive the right on the part of said party to institute suit for recovery of such sum. If it shall be adjudged that there was no legal obligation on the part of said party to pay such sum or any part thereof, said party shall be entitled to recover such sum or so much thereof as it was not legally required to pay under the provisions of this Lease.


                                                 Initials:      /s/
                                                           ---------------

                                                                /s/
                                                           ---------------

                               ADDENDUM TO LEASE


          This Addendum to Lease ("Addendum") is made and entered into by and between AMC ASSOCIATES, a California Limited Partnership ("Lessor") and GILDA MARX INCORPORATED, a California corporation ("Lessee") and is dated as of the date set forth on the first page of the Standard Industrial Lease-Multi-Tenant Lease between Lessor and Lessee (the "Lease") to which this Addendum is attached. The promises, covenants, agreements and declarations made and set forth herein are intended to and shall have the same force and effect as if set forth at length in the body of the Lease to the extent that the provisions of this Addendum are inconsistent with the terms and conditions of the Lease, the terms and conditions of this Addendum shall control.

          47. Industrial Center. The reference in this Lease to the "Industrial Center" shall mean and refer to the single building within which the Premises are located, together with the ancillary improvements contained on that certain real property described as Parcel A in the city of Los Angeles, as shown on Parcel Map L.A. No. 2568, filed in Book 41 Page 90 of Parcel Maps, in the office of the county recorder of said county. Although the Building is located within a project known as "Airport Marina Center", the references in the Lease to the "Industrial Center" shall be limited solely to the Building with the current address of 5340 Alla Road and to the above-described Parcel A, and to no other buildings or other improvements within the Airport Marina Center.

          48. Rentable Square Footage. The Premises have been described in terms of rentable square footage which shall mean and refer to the customary measurement standards for multi-tenant two-story tilt-up buildings in the vicinity of the Building, together with an "add-on factor" for the second floor Premises calculated by adding (i) the lobby area of the ground floor of the Building which includes the new elevator to the second floor of the Premises and which lobby area exclusively serves the Premises (except for emergency only passage through same by the adjacent ground floor tenant), totalling approximately 700 square feet, (ii) the freight elevator and adjacent mechanical room which exclusively serves the Premises, (iii) the stairwells which exclusively serve the Premises, and (iv) Lessee's Proportionate Share of the square footage of the electrical closet and sprinkler control valve room serving the Building. The rentable square footage of the Building shall be reduced by the approximately 4,000 to 5,000 square foot portion of the second floor of the Building which is to be removed pursuant to the "Final Plans" described in Paragraph 51 below, for the purpose of creating a "high-bay" storage area for Lessee. At any time prior to the commencement of the Term of this Lease, Lessee shall have the right to remeasure the Premises Lo confirm the rentable square feet contained therein, pursuant to customary measurement standards for tilt-up buildings in the vicinity of the Building. The remeasurement shall be performed by the architect or designer selected by Lessor to prepare the Final Plans, after consultation with Lessor's designer, reasonably approved by Lessor.

          49. Parking Rules. Lessor reserves the right to develop reasonable and non-discriminatory parking, loading, access and other common area rules and regulations, which rules and regulations shall in no event affect Lessor's commitment to Lessee to a parking ratio of 3.0 spaces per 1,000 square feet of usable area in the Premises. No parking fee shall be charged for vehicle parking spaces during the ten year term of this Lease. If Lessee elects to exercise its Option to Extend pursuant to Paragraph 67 below, no parking fee shall be charged during such Option Term; provided, however, that if comparable buildings are then charging for parking, the "Fair Market Rental Rate", as described in Paragraph 67.3 below, shall be increased to compensate Lessor for the lack of such parking revenue. A portion of Lessee's parking spaces shall be located in a reserved area close to the Building as highlighted on Exhibit "B" to this Lease.

                 50.      Commencement of Term.

                 50.1 Commencement Date. Notwithstanding the provisions of Paragraph 3.1 of this Lease, the Term of this Lease shall commence on or upon the earlier of (i) substantial completion of "Lessor's Work" and the "Lessee Building Work", as defined below, or (ii) the date upon which Lessee takes possession of or commences business operations in any portion of the Premises ("Commencement Date"). If Lessor is unable to deliver possession of the Premises to Lessee for any reason, by April 30, 1993 (as that date is extended by "Lessee Delays" as described in Paragraph 50.2.3 below), or if Lessor is unable to deliver possession of the Premises to Lessee by December 31, 1992 for reasons of damage and destruction to the Premises, Lessee shall have the option to terminate pursuant to the procedures set forth in Paragraph 3.2 of this Lease. The Term of this Lease shall end on the last day of the month in which the tenth (10th) anniversary of the Commencement Date occurs.

                 50.2 Delay in Completion of Lessor's Work and the Lessee Building Work.

                 50.2.1 Lessor shall use commercially reasonable efforts to cause the substantial completion, subject only to minor so-called "punchlist" items, of the "Lessee Building Work" described in Paragraph 51 below, and the "Lessor's Work" as more particularly itemized on Exhibit "D" to this Lease (which "Lessor's Work" described on Exhibit "D" shall be performed at Lessor's sole cost and expense-) by November 1, 1992; provided, however, that such November 1, 1992 date for the completion of the Lessee Building Work and Lessor's Work, and therefore, if applicable, the Commencement Date, shall be extended to the extent of any "Force Majeure Delay" or "Lessee Delay" as those terms are defined in this Paragraph 50.

                 50.2.2 The term "Force Majeure Delay" shall mean any delay in the completion of the Lessee Building work and/or Lessor's Work which is attributable to any: (1) delay or failure to perform attributable to any strike, walkout, or other labor or industrial disturbance (whether or not on the part of the employees of either party hereto), civil disturbance, future order claiming jurisdiction, act of the public enemy, war, riot, sabotage, blockade, embargo, inability to secure customary materials, supplies or labor through ordinary sources by reason of regulation or order of any government or regulatory body; (2) delay attributable to the failure to secure building permits and approvals (including' any failure to obtain a temporary certificate of occupancy) within the same time period that normally prevailed for obtaining such permits and approvals at the time the tease was negotiated; (3) delay in the completion of the Lessee Building Work and/or Lessor's Work' because of changes in laws, 'rules, regulations, codes, ordinance, or the like, or the interpretation thereof; (4) delay attributable to lightening, earthquake, fire, storm, hurricane, tornado, flood, washout or explosion; or (5) delay from any other cause beyond the reasonable control of Lessor, or any of its contractors or other representatives. Any prevention, delay or stoppage due to any Force Majeure Delay shall excuse the performance of the Lessor for a period of time equal to any such prevention, delay or stoppage.

                          50.2.3 "Lessee Delay" shall mean any delay in the completion of the Lessee Building Work and/or Lessor's Work which is due to any act or omission of Lessee (wrongful,negligent or otherwise), its agents, employees, contractors, subcontractors or licensees. Lessee Delays shall include, but shall not be limited to, any (1) delay in the delivery by Lessee of authorizations, approvals or disapprovals within three (3) business days of Lessee's receipt of a written request for approval from Lessor; (2) delays due to changes by Lessee in, or additions to, the Lessee Building Work which impact Lessor's Work; (3) delays due to postponement of the Lessee Building Work and/or Lessor's Work at the request of Lessee; (4) delays due to the failure of Lessee to grant its approval of any of the Lessee Building Work and/or Lessor's Work plans for unreasonable reasons; (5) Lessee's request for materials, finishes or installations in connection with the Lessee Building Work and/or Lessor's Work other than those readily available; (6) delays attributable to the interference of Lessee, its agents or contractors, with the completion of the Lessee Building Work; and (7) Lessee's request to deviate from the Building standards for the Lessee Building Work and/or Lessor's Work. Any prevention, delay or stoppage due to any Lessee Delay shall excuse performance of Lessor for a period of time equal to any such prevention, delay or stoppage. Further, to the extent that Lessee Delays result, on a net critical path basis (i.e.; on a "but for" basis), in a delay in the Commencement Date, Lessee shall be obligated to pay to Lessor, on a per them basis, a product of the number of days of actual delay in the Commencement Date as a result of said Lessee Delays, times the rent-able square feet of the Premises. For example, if Lessee Delays, calculated on a net critical path basis, taking into account Force Majeure Delays and delays caused by Lessor, equals ten
         (10) days, then as soon as such sum has been reasonably calculated by Lessor, and invoiced to Lessee together with reasonably particularized evidence setting forth the basis of such net critical path Lessee Delay calculation, Lessee shall have thirty (30) days, in which to pay to Lessor the sum, in such example, of


                                        In no event shall any Lessee Delay
         result in any monetary obligations under this Paragraph 50.2.3 if the Commencement Date occurs on or before December 1, 1992.

                          50.2.4. "Lessor Delay" shall mean any delay in the completion of the Lessee Building Work which is due to any act or omission of Lessor (wrongful, negligent or otherwise), its agents or contractors (including acts or omissions while acting as an agent or contractor for Lessee). The term "Lessor Delay" shall include but shall not be limited to, any (1) delay in the giving of authorizations or approvals by Lessor;. (2) delay attributable to the acts or failures to act, whether willful, negligent or otherwise of Lessor its agents or..contractors, where such acts or failures to act delay the completion of the Lessee Building Work; and (3) delay attributable to the interference of Lessor, its agents or contractors with the completion of the Lessee Building Work, or the failure or refusal of any such party to permit Lessee, its agents or contractors, access to and use of the Building or any Building facilities or services, including elevators and loading docks, which access and use are required for the orderly and continuous performance of tile work. Further, in tile event that Lessor Delays, calculated on a net critical path basis (i.e. on a "but for" basis) , result in an actual out-of-pocket cost to Lessee, Lessor shall reimburse Lessee in the amount of such cost, provided, however, that such amount shall not exceed, on a day-for-day basis, the per diem cost of a Lessee Delay as described in Paragraph 50.2.3 hereinabove.


                 51.      Lessee Building Work.

                 51.1     Construction of Lessee Building Work.


                 51.1.1 Current Condition of Premises. Lessee has reviewed the Premises as currently improved for the tenant previously occupying the Premises, and Lessee agrees to accept the Premises in their "as is" condition, subject to the completion of Lessor's Work and the Lessee Building Work described herein. Lessor shall furnish and install within the Premises those items (the "Lessee Building Work") shown on the plans and specifications finally approved by Lessor and Lessee pursuant to Paragraph 51.1.2 below, in compliance with all applicable codes and regulations.

                 51.1.2 Construction Representatives. Lessor hereby appoints the following person as Lessor's representative ("Lessor's Representative") to act for Lessor in all matters covered by this Paragraph 51: Mr. William Reid. Lessee hereby appoints the following as Lessee's representative ("Lessee's Representative") to act for Lessee on all matters covered by this Paragraph 51:
Mitchell Guzik. All inquiries, requests, instructions, authorizations and other communications with respect to the matters covered by this Paragraph 51 shall be made to Lessor's Representative or Lessee's Representative as the case may be. Either party may change its representative under this Paragraph 51.1.2 at any time by written notice to tile other party.

                 51.2 Construction Plans for Premises. All plans and drawings required by this Paragraph 51 shall be approved by Lessor in accordance with the schedule provided in Paragraph 51.4 below.

                 51.2.1 Preparation of Space Plan. Lessee shall select an architect, reasonably approved by Lessor, or shall select Lessor's architect, to prepare preliminary space plans for the Premises. The architect so selected by Lessee shall be referred to herein as the "Architect". The Architect, in consultation with Lessor's Construction Representative and his consultants shall prepare detailed space plans sufficient to convey the architectural design of the Lessee Building Work ("Space Plans"). The Space Plans shall be submitted to Lessor for reasonable approval in accordance with the Paragraph
51.4 approval schedule. If Lessor shall disapprove of any portion of the Space Plans, Lessor shall advise Lessee in writing of such disapproval and the reasons therefor. Lessee shall then submit to Lessor %for Lessor's reasonable approval, a redesign of tile Space Plans, incorporating those revisions required by Lessor.

                 51.2.2 Preparation of Final Plans. Based on the approved Space Plans, Lessee shall cause the Architect, in consultation with Lessor's engineers (Lessor's electrical engineer and mechanical consultant who shall be used by Lessee for the Lessee Building Work is Levine Siegal, and the mechanical design-build contractor for the Lessee Building Work is Control Air), to prepare complete architectural plans, drawings and specifications and complete engineered mechanical, structural and electrical working drawings for the Lessee Building Work, showing the subdivision, layout, finish and decoration work (including carpeting and other floor coverings) desired by Lessee therefor, as well as any internal or external communications or special utility facilities which will require conduiting or other improvements within common areas (collectively "Final Plans"). The Final Plans shall be approved in the same manner as provided in Paragraph 51.2.1 above for approval of Space Plans.

               51.2.3 Requirements of Lessee's Final Plans. Lessee's Final Plans shall:

               (1) be compatible with the Building shell, with the design, construction and equipment of the Building;

               (2) comply with all applicable laws and ordinances, and the rules and regulations of all governmental authorities having jurisdiction;

               (3) comply with all applicable insurance regulations for a fire resistant Class A building; and

               (4)      include locations and complete dimensions.

               51.2.4 Changes at Lessee's Expense. If the Final Plans or any amendment thereof or supplement thereto shall require changes in the Building shell, the increased cost of the Building shell work caused by such changes shall be charged against Lessee. The cost thereof shall include all direct architectural and/or engineering fees and expenses in connection therewith, as well as including compensation by Lessee for the costs of any delays which arise from such changes, such costs including, but not limited to, lost rent.

               51.3 Allowance for Work. Lessor shall provide an allowance (the "Allowance") of $12.50 per usable square foot times the usable square feet within the Premises and the Building lobby serving the Premises, which Allowance shall be used solely for the design and installation of the Lessee Building Work. The .usable" square feet shall be the entire rentable square footage of the Premises and the Building lobby serving the Premises, less the area of the restrooms, the electrical closet, the stairwells, the sprinkler control valve room, the freight elevator and the mechanical room adjacent to the freight elevator. Usable and rentable square foot calculations are subject to adjustment pursuant to Paragraph 48 above. All items of Lessee Building Work, whether or not the cost thereof is covered by the Allowance, shall become the property of Lessor upon expiration or earlier termination of the Lease and shall remain on the Premises at all times during the Term of this Lease. Lessee shall not be entitled to receive a credit against Lessee's obligation to pay Rent under the Lease ("Rent Credit") for any portion of the Allowance which is not expended by Lessor. If the Lessee Building Work. is estimated by the general contractor in charge of construction to cost more than the Allowance, including all direct and indirect costs, then Lessee shall deposit with Lessor prior to the commencement of the work of construction of the Lessee Building Work, the difference between the Allowance and such estimated cost.

                 51.4.     Construction of Lessee's Building Work.    Following
Lessor's approval of the Final Plans, Lessor's general contractor in charge of construction shall commence and diligently proceed with the construction of all of the Lessee Building Work; provided, however, that Lessor hereby grants to Lessee the right to work with Lessor, upon the prior reasonable written approval of Lessor, with respect to the construction of any or all of the Lessee Building Work, so long as such efforts are coordinated with the general contractor in charge of construction. Further, if Lessee makes such election not later than ten (10) working days following the date of full execution and delivery of this Lease, Lessee shall have the right to require Lessor to bid the work of construction of the Lessee Building Work to as many as three licensed general contractors, each of whom have been approved in writing by Lessor; provided further, however, that the bidding process of such work of construction shall not extend any of the scheduled dates set forth in Paragraph
51.5 hereinbelow relative to the calculation of Lessee Delays, if any.

                 51.5 Schedule.

                 Approval of Space Plans and Final Plans shall proceed as Indicated below and each action shall be completed on or before the date herein specified:

               Action                    Responsibility            Due Date
               ------                    --------------            --------
 (1)      Delivery to Lessor of              Lessee          30 days from the
          initial Space Plans                                date of full
                                                             execution and
                                                             delivery of this
                                                             Lease
 (2)      Delivery to Lessee of              Lessor          37 days from the
          Lessor 37 days from                                date of full
          written notice approving                           execution and
          or the date of                                     delivery of this
          disapproving initial                               Lease
          Space Plans

 (3)      Delivery to Lessor, if             Lessee          44 days from the
          necessary, of redesign                             date of full
          of the date of Space                               execution and
          Plans                                              delivery of this
                                                             Lease

 (4)      Delivery to Lessee of              Lessor          51 days from the
          written notice of final                            date of full
          approval of Space Plans                            execution and
                                                             delivery of this
                                                             Lease
 (5)      Delivery to Lessor of              Lessee          as soon as
          Final Plans                                        reasonably possible

 (6)      Delivery to Lessee of              Lessor          Four (4) business
          written notice approving                           days after receipt
          or disapproving the                                of Final Plans
          Final Plans
 (7)      Delivery to Lessor, if             Lessee          as soon as
          necessary, of redesign                             reasonably possible
          of Final Plans

                Action                     Responsibility              Due Date
                ------                     --------------              --------
 (8)      Delivery to Lessee of                Lessor         Two (2) business days
          written notice of final                             after receipt of design
          approval of the Final                               of Final Plans
          Plans


                 52. Rent Adjustments. On the first day of the thirty-first (31st), sixty-first (61st) and ninety-first (91st) month following the Commencement Date, (the "Effective Dates') during the ten (10) year Term of the Lease, Base Rent shall be adjusted in accordance with the following schedule:

         Rent Per Month           Adjustment
         Foot Per Month           Month
         --------------           ----------
                                  31st
                                  61st
                                  91st

                 53. Hazardous Materials.

                 53.1 Hazardous Materials Permitted. Except as provided below, Lessee shall not conduct, cause to be conducted, or permit any Hazardous Materials Activities, as defined below, on, under or about the Premises by Lessee, Lessee's employees, agents, contractors, licensees or invitees, whether or not consented to by Lessor hereunder. In no event shall Lessee use the Premises or suffer or permit anything to be done in or about the Premises which will in any way conflict with any law, statute, zoning restriction, ordinance or governmental rule, regulation or requirement of any public authority asserting jurisdiction over the Premises, now in force or which may hereafter be in force, or the requirements of the Board of Fire Underwriters or other similar body now or hereafter constituted relating to or affecting the condition, use or occupancy of the Premises (the "Hazardous Materials Laws"). Subject Lo Lessee's covenant to strictly comply with all Hazardous Materials Laws and all other terms and conditions of this Paragraph, Lessee, its agents, employees, contractors, licensees and invitees may bring upon, keep and use in or about the Premises (1) general office supplies typically used in an office area in the ordinary course of business, such as copier toner, liquid paper, art supplies, graphics paints and 'paint thinners, markers, glue, ink, and general cleaning solvents and supplies, for use in the manner for which they were designed, in such amounts as may be normal for the office business operations conducted by Lessee on the Premises, and (2) only those Hazardous Materials which are used in Lessee's business operations on the Premises and which appear on a list of Hazardous Materials, along with a description of handling, storage, use and disposal procedures, approved by Lessor in its reasonable discretion and attached hereto as Exhibit "E". From time to time during the term of this Lease, Lessee may submit a revised list of Hazardous Materials and handling, storage, use and disposal procedures Lo Lessor for' approval, which approval shall be at Lessor's reasonable discretion. Lessee hereby acknowledges and agrees that it shall be solely responsible for any and all fines, damages and costs of correction of arty violation of this Paragraph, as well as the removal and disposal of the Hazardous Materials causing the violation. Furthermore, Lessee shall place no loads upon the floors, walls or ceilings or which may damage the building; nor place any harmful liquids in the drainage systems; nor dump or store waste materials, refuse or other materials or allow such to remain outside the building proper.

                 53.2     Definition of Hazardous Material.    As used herein,
the term "Hazardous Materials' means any hazardous or toxic substance, material or waste which is or becomes regulated by any local governmental authority, the State of California or the United States Government. The term "Hazardous Material" includes, without limitation, any material or substance which is (1) defined as a "hazardous waste," "extremely hazardous waste" or 'restricted hazardous waste" under Sections 25115, 25117 or 25122.7, or listed pursuant to
Section 25140, of the California Health and Safety Code, Division 20, Chapter
6.5 (hazardous Waste Control Law), (2) defined as a "hazardous substance" under
Section 25316 of the California Health and Safety Code, Division 20, Chapter
6.8 (Carpenter-Presley-Tanner Hazardous Substance Account Act), (3) defined as a "hazardous material," "hazardous substance," or "hazardous waste" under
Section 25501 of the California Health and Safety Code, Division 20, Chapter
6.95 (Hazardous Materials Release Response Plans and inventory), (4) defined as a "hazardous substance' under Section 25281 of the California Health and Safety Code, Division 20, Chapter 6.7 (Underground Storage of Hazardous Substances),
(5) petroleum, (6) asbestos, (7) listed under Article 9 or defined as hazardous or extremely hazardous pursuant to Article 11 of Title 22 of the California Administrative Code, Division 4, Chapter 20, (8) designated as a "hazardous substance" pursuant to Section 311 of the Federal Water Pollution Control Act (33 U.S.C. Section 1317), (9) defined as a "hazardous substance" pursuant to
Section 1004 of the Federal Resource Conservation and Recovery Act, 42 U.S.C.
Section 6901 et seq. (42 U.S.C. Section 6903), or (z) defined as a "hazardous substance" pursuant to Section 101 of the Comprehensive Environmental Response, Compensation and Liability Act, 42 U.S.C. Section 9601 et seq. (42 U.S.C.
Section 9601). In no event shall Lessee be obligated under the terms of this Lease for the remediation of any Hazardous Materials which were located on the Premises prior to the date possession of the Premises was delivered to Lessee or which migrated under the Premises from off-site during the term of this Lease. Further, Lessor hereby represents and warrants to Lessee that Lessor will be fully responsible for undertaking all remedial work which may be required by applicable law by the failure of Lessor to comply with Hazardous Materials laws, at Lessor's sole cost and expense, except to the extent that such expense is the obligation of Lessee under the provisions of this Paragraph
53. Lessor hereby warrants and represents that to the best of its knowledge the premises are free from any and all hazardous materials as defined in this sub-paragraph 53.2

                 53.3 Periodic Inspection and Remediation. Lessor or Lessor's representatives-and employees may enter the Premises at any reasonable time during the Lease term on at least 24 hours notice (except in the case of emergencies related to Hazardous Materials) to inspect Lessee's compliance with the provisions of this Paragraph 53. Throughout the term of the Lease Lessee shall maintain accurate and complete records with respect to Lessee's use, storage, handling and disposal of Hazardous Materials in, on or about the Premises, and Lessee shall make such records available to Lessor and Lessor's environmental consultants in connection with any inspection or proposed inspection of the Premises. In the event Lessor discovers that Lessee is not in compliance with this Paragraph, Lessee, at its sole cost and expense, shall immediately bring its operations on the Premises into compliance.

                 53.4 Indemnification. Lessee shall be liable to Lessor for, and shallindemnify, protect, defend with counsel designated by Lessor, and hold Lessor, its officers, employees, and agents, harmless from and against any and all claims, damages, fines, penalties, costs and liabilities arising out of tile breach of this Paragraph 53, including, but not limited to, all clean-up and restoration costs resulting from any such Hazardous Materials Activities.


                 53.5     Payment of Costs by Lessee.      All sums payable by
Lessee pursuant to this Paragraph 53 shall constitute additional rent payable under the Lease and shall be due and payable within ten (10) days of written demand therefor.


                 53.6 Survivability. The obligations of Lessee under this Paragraph 53 shall survive the expiration or earlier termination of this Lease, and shall constitute obligations that are independent and severable from Lessee's covenants and obligations Lo pay rent under the Lease.


                 54. Indemnification of Lessor's Negligence. In no event pursuant to the provisions of Paragraphs 8.7 or any other Paragraph of this Lease shall Lessee be obligated to indemnify Lessor for Lessor's ordinary or gross negligence or wilful misconduct, except to the extent that the same is covered by the terms of the insurance policies required Lo be carried by Lessee under this Lease, in which event the waiver of subrogation provision shall provide for such indemnity of Lessor by Lessee. The reciprocal of the foregoing is hereby agreed upon by tile parties; i.e., Lessor shall not be required to indemnify Lessee for its ordinary or gross negligence or wilful misconduct, except to the extent that the same is covered by the terms of the insurance policies required to be carried by Lessor under this Lease, in which event the waiver of subrogation provisions of this Lease shall provide for such indemnity of Lessee by Lessor. Notwithstanding anything to the contrary set forth in Subparagraphs 8.6 and 8.7 of the Lease, Lessor shall indemnify and hold harmless Lessee from arid against any and all claims, costs, expenses (including reasonable attorneys' fees and costs) arid liabilities arising from the negligent acts or omissions of Lessor except to the extent any such claims, costs, expenses or liabilities are covered by tile insurance required to be carried by Lessee pursuant to Subparagraph 8.2, or if such insurance is not carried by Lessee, to the extent such claims, costs, expenses and liabilities would have been covered by the required insurance had it been obtained by Lessee. Further, Lessee's agreement to indemnify and hold Lessor harmless as provided in Subparagraphs 8.6 and 8.7 of the Lease and Paragraph 53 of the Addendum to Lease, and the agreement by Lessor Lo indemnify and hold Lessee harmless pursuant to this Paragraph 54 and Paragraph 53 of the Addendum to Lease, are not intended to and shall not relieve any insurance carrier of its obligations under policies required to be carried by Lessor or Lessee, respectively, pursuant to the provisions of this Lease to the extent that such policies cover the matters which are the subject of such indemnities. If either party breaches this Lease by its failure to carry required insurance, such failure shall automatically be deemed to be the covenant and agreement by Lessor or Lessee, respectively, to self-insure such required coverage, with full waiver of subrogation.


         55. Uninsured Casualty. If an event of damage occurs which is uninsured and if it is the opinion of Lessor's licensed general contractor that the repair of such damage will take more than one hundred eighty (180) days to repair, then, regardless of whether or not Lessor elects to repair such uninsured damage, Lessee shall have the right to terminate this Lease by delivery of notice of such election to Lessor within thirty (30) days after receipt of such contractor's certificate.

                 56. Proposition 13 Protection. Notwithstanding any direct or indirect implication of Paragraph 10.3 of tile printed form of this Lease, or any other provision of this Lease, Lessee shall not be liable for the payment of any increase in real property taxes resulting from a sale, financing or refinancing, transfer or change in ownership of the Building that is caused by Lessor (as opposed to being caused by changes in applicable law or by independent actions of the government such as the creation of a so-called "split tax roll" or the repeal of "Proposition 13" which was adopted by the voters of tile State of California in the June, 1978 Election) (collectively, "Transfers") otherwise permitted to be assessed under Proposition 13, in excess of the normal and customary actual tax increase, currently not in excess of two percent (2%) of the taxes for the previous year, which would have occurred had any such transfer not taken place; i.e., Lessee shall be treated economically as if such Transfer and such subsequent tax increase did not occur.

                 57. Assignment and Subletting. Notwithstanding anything to the contrary in this Lease, if for any proposed assignment or sublease Lessee receives rent or other consideration, either Initially or over tile term of tile assignment or sublease, in excess of the Rent payable under the Lease, or, in case of the sublease of a portion of the Premises, in excess of such Rent fairly allocable to such portion, Lessee shall pay to Lessor as additional rent under tile Lease, without reducing or effecting any other obligations of Lessee hereunder, fifty percent (50%) of the excess of any sums or other economic consideration received by Lessee from any assignee or subtenant other than a Lessee Affiliate less (I) Rent otherwise payable hereunder, (ii) tenant improvement allowances, (iii) brokerage commissions, and (v) legal fees.
Lessee understands, acknowledges and agrees that Lessor's right to receive any consideration paid in connection with an approved assignment or subletting is a material inducement for Lessor's agreement to lease the Premises to Lessee upon the terms and conditions set forth herein.

                 58. Option to Expand. Lessor hereby grants to Lessee an option to expand ("Expansion Option") to cause the Premises to include the approximately 22,000 rentable square feet located on the ground floor of the building presently leased to Patient Care Pharmacy, Inc. The Expansion Option shall be available to Lessee at' the end of the fifth (5th) anniversary of the term of this Lease ("Option Date") with the right in Lessor's sole discretion to accelerate or extend the Option Date by up to nine (9) months. Lessor shall notify Lessee as soon as possible prior to the Option Date as to the scheduled date of availability of the premises subject to the Expansion Option ("Expansion Space"). Thereafter, Lessee must exercise this Expansion Option by providing Lessor with written notice of such intent not less than twelve (12) months prior to the Option Date; provided, however, that if, Lessor has not notified Lessee as to the scheduled date of availability of the Expansion Space by such date which is twelve (12) months prior' to the Option Date, then the twelve (12) month exercise date shall be continuously revised to be that date which is ten (10) days following receipt of such notice of availability. The Expansion Option is subject to the physical vacation by Patient Care Pharmacy, Inc. and any other entity then in possession of the Expansion Space. If any such occupying entity does not physically vacate the Expansion Space as scheduled, the., Expansion Option shall be extended by the number of days between the scheduled vacation date for such entities and the actual date of vacation by such entities. The terms, covenants and conditions with respect to tile lease of tile Option Space shall be tile same as tile terms, covenants and conditions set forth in this Lease, except that, if the expansion takes place after the first two (2) years of the term of this Lease, the rental rate for the Expansion Space shall be Lessor's then scheduled rental rate for comparable space within the industrial center, adjusted to reflect the fact that there will be no tenant improvement allowance relative to the Expansion Space.


                 59. Signage. Lessor hereby agrees that Lessee, at Lessee's sole cost and expense, shall have the right during the term of the Lease to construct a monument sign, exclusively identifying Lessee, at the northeast corner of Alla Road and Coral Tree Place, bearing Lessee's name and/or logo (the "Identity Sign"). The graphics, materials, color, design, lettering, size, quality and specifications of the Identity Sign shall be subject to the prior written approval of Lessor, which shall not be unreasonably withheld or delayed, and shall also comply with all other applicable laws, statutes, ordinances, rules, regulations, permits, approvals. The Identity Sign shall be installed by Lessee, and Lessee shall pay the costs incurred in the design, construction and installation of the Identity Sign. Lessee, at its sole cost and expense, shall maintain the Identity Sign in accordance with a maintenance program approved and supervised by Lessor. At the expiration or earlier termination of the Lease, Lessee shall, at Lessee's sole cost and expense, remove- Lessee's name from such monument and cause the monument to be restored to its condition existing prior to the installation of Lessee's name and/or logo thereon. If Lessee fails to remove Lessee's name and/or logo from the Identity Sign and restore the monument as provided in this Paragraph 59 within thirty (30) days of the expiration or earlier termination of the Lease, then Lessor may perform such work and all costs and expenses incurred by Lessor shall be paid by Lessee to Lessor within ten (10) days of Lessee's receipt of an invoice therefor. This paragraph shall survive the termination of this Lease. Lessee's rights set forth in this Paragraph 59 to a monument sign with exclusive identification of Lessee, shall in no event affect or diminish Lessor's right to grant to other tenants of the Building separate monument signage at other locations, as well as building signage located directly on the Building. Lessee's monument sign, however, shall be the only monument sign at the northeast corner of Alla Road and Coral Tree Place.


                 60. Utilities/Access. Lessor hereby agrees that all electrical service to the Premises shall be separately metered or sub-metered. Access to the Premises shall be available on a twenty-four (24) hour per days, seven (7) days per week basis. The elevator, the heating, ventilating and air conditioning systems, electricity and other utilities shall be available twenty-four (24) hours per day, seven (7) days per week.

                 61. Operating Expenses. Lessor and Lessee acknowledge that the rental rate set forth in this Lease does not include any of the Building operating expenses as defined in Paragraph 4.2 of this Lease and does not include any of the repair and maintenance costs described in Paragraph 7, insurance costs described in Paragraph 9 and real estate taxes described in Paragraph 10. Lessor agrees that in no event shall Lessee be responsible' for a ny capital costs associated with Building renovation, and in particular' with respect to the requirements of the Americans With Disabilities Act of 1990 ("ADA"). However, Lessee shall be liable for Its proportionate share of the costs of any capital improvements or equipment required by laws other than the ADA enacted on or after the date of the parties' execution of this Lease (amortized over the useful life of the such improvements and/or equipment), calculated to include interest at the then current prime rate of the then largest state chartered bank in the State of California plus two percent (2%), or costs of capital improvements and equipment required to reduce operating expenses (amortized at an annual rate reasonably calculated to equal the amount of operating expenses to be saved in each calendar year throughout the term [as determined at the time Lessor elected Lo proceed with the capital improvements or acquisition of the capital equipment Lo reduce operating expenses)), calculated to include interest at the then current prime rate of the then largest state chartered bank in the State of California plus two percent (2%). All operating expenses shall be calculated to reflect an assumed ninety-five percent (95%) occupancy level, which calculation shall in no event result in any profit to Lessor. Finally, Lessor agrees that Lessee shall have the right to audit the operating expenses by use of a nationally recognized accounting firm. As a condition Lo such auditing right, Lessee shall meet with Lessor and review the operating expenses at the offices of Lessor and thereafter if Lessor and Lessee have not come to agreement on the appropriate operating expenses to be paid by Lessee, Lessee may retain such independent auditor. If as a result of the audit the operating expenses are reduced by more than ten percent (10%), the cost of such audit shall be borne by Lessor.


         62. Reimbursement of Tenant's Current Rent Obligation. Effective as of the Commencement Date, the following is agreed:

                 (a) Lessor shall reimburse Lessee for any rental which Lessee owes to its two current landlords under leases from and after the Commencement Date with respect to property located at 220 South Stoner Avenue ("Stoner Lease") and 11755 Exposition Boulevard ("Exposition Lease"). The Stoner Lease names the lessee as Gilda Marx Industries, Inc.; the Exposition Lease names Flexatard, Inc. as the lessee. The current monthly rent on the Stoner Lease which expires on March 31, 1993, is $1,900 per month. The current monthly rent for the Exposition Lease, which expires on March 15, 1993, is $21,255 per month.

                 (b) The procedure for reimbursement to Lessee shall be that Lessee shall deliver to Lessor a receipt marked paid from each of Lessee's present landlords ("Existing Lessors") as Lessee delivers their monthly rental checks to them for base rent and Lessee's share of common area expenses. Within five (5) business days after receipt of the pa id receipt from each of the current landlords, Lessor shall reimburse Lessee for the base rent and for Lessee's proportionate share of the common area maintenance charges in a monthly sum not to exceed $23,155, and in a total sum not to exceed $81,845.

                 (c) Lessor's obligation shall be reduced by any amounts received by Lessee reducing its rental obligations under the Existing Leases, such as for example, a reduction due to an agreement by one or both Existing Lessors as to a lease buy-out.


         63. Right of First Offer. In the event that at any time during the Term of this Lease, or any extension thereof, any space which is adjacent to the Premises on the first (1st) floor of the Building shall become available for lease to third parties ("First Right Space") after Lessor is assured that the leases (and lease extensions) of any existing tenants of such space, or Tooley & Company, will terminate or expire, Lessor shall give Lessee written notice of such availability, and the basic economic terms, including but not limited to the Lessor's determination of the initial rental, which shall be at Lessor's then-scheduled rent for comparable space in the Industrial Center (collectively, the "Economic Terms'), upon which Lessor is willing to lease such space to Lessee or to a third party. Within five (5) business days after receipt of such notice, Lessee must give Lessor written notice ("Lessee's First Right Notice") pursuant to which Lessee shall elect to (a) lease such First Right Space upon such Economic Terms and the same non-Economic Terms as set forth in the Lease; (b) refuse to lease such First Right Space, specifying that such refusal is not based upon said Economic Terms, but upon Lessee's lack of need for such First Right Space, in which event Lessor may lease such First Right Space upon any terms it deems appropriate; or (c) refuse to lease the First Right Space, specifying that such refusal is based upon said Economic Terms, in which event-Lessee shall also specify revised Economic Terms upon which Lessee shall be willing to lease such First Right Space. In the event that Lessee does not so respond in writing to Lessor's notice within said period, Lessee shall be deemed to have elected clause (b) above. In the event Lessee gives Lessor notice pursuant to clause (c) above, Lessor may elect either to (x) lease such First Right Space to Lessee upon such revised Economic Terms proposed by Lessee and the same other non-Economic Terms as set forth in the Lease; or (y) enter into a lease for the First Right Space with any third party upon terms which are not more favorable to said party than those Economic Terms proposed by Lessee. Lessee's right described herein shall be personal to the original Lessee and may not be exercised or be assigned, voluntarily or involuntarily, by or to any person or entity other than the original Lessee. The parties agree to execute an amendment to this Lease promptly after Lessee's exercise of the right described herein in order to include the First Right Space and the lease terms thereof.


                64. Satellite Antenna. Notwithstanding anything to the contrary contained in the Lease, Lessee shall have the right to install, operate and maintain a satellite dish or similar antenna ("Antenna") in a location on the roof Lop of the Building to be determined by Lessor. Lessee's installation and operation of the Antenna shall be governed by the following terms and conditions:

                          (a) Lessee's right to install, operate and maintain the Antenna shall be subject to all governmental laws, rules and regulations and Lessor makes no representation that such laws, rules and regulations permit such installation and operation; Lessee, in conjunction with Lessor, shall obtain all necessary governmental approvals and permits prior to installation;

                          (b) all costs of installation, operation and maintenance of the antenna and the connecting cable (including, without limitation, costs of obtaining any necessary permits) shall be borne by Lessee;

                          (c) it is expressly understood that Lessor retains the right to use the roof of the Building for any purpose whatsoever provided that Lessor shall not unduly interfere with the use of the Antenna;

                          (d) Lessee shall use the Antenna so as not to cause any interference to other lessees in the Building or with any other Lessee's communication equipment and not to damage or interfere with the normal operation of the Building, including any mechanical system thereof;

                          (e) Lessor shall not have any obligations with respect to the Antenna nor shall Lessor be responsible for any damage that may be caused to Lessee or the Antenna by any other lessee in the Building. Lessor makes no representation that the Antenna will be able to receive or transmit communication signals without interference or disturbance (whether or not by reason of the installation or use of similar equipment by others on the roof) and Lessee agrees that Lessor shall not be liable Lo Lessee therefor;

                          (f) Lessee shall (i) be solely responsible for any damage caused result of the Antenna, including, but not limited to, any damage caused to the roof of the Building during the installation or maintenance of the Antenna, or caused by the Antenna itself, (ii) promptly pay any tax, license or permit fees charged pursuant to any laws or regulations in connection with the installation, maintenance or use of the Antenna and comply with all precautions and safeguards recommended by all governmental authorities, (iii) pay for all necessary repairs, replacements to or maintenance of the Antenna, and (iv) not bore into any structural elements of the Building in connection with the installation of the antenna;

                          (g) at Lessor's request, Lessee shall remove the Antenna and connecting cable at Lessee's expense upon the expiration or sooner termination of the Lease or upon the imposition of any governmental law or regulation which may require removal, and shall repair the roof of the Building upon such removal to the extent required by such work of removal; and

                          (h) the size, color and appearance of the Antenna shall be subject to Lessor's reasonable approval and shall be subject to conditions imposed by Lessor with regard to height and the aesthetics of the materials around the perimeter of the Antenna on the roof of the Building in order to shield the appearances of the Antenna, prior to Lessee's installation thereof.

                 65. Confidentiality. Lessor and Lessee acknowledge that the terms and conditions contained in this Lease shall remain confidential between the parties to the Lease, and no summaries or copies of the Lease shall be distributed, duplicated or otherwise transmitted orally or in writing to any other entity or person unless the same is required in connection with the financing or refinancing of the Building, or the sale of the Building, or any other commercially reasonable requirement of either party based upon a written request to the other party.

                 66.      Asbestos.

                          (a) Lessor represents and warrants to Lessee that neither the Building nor the Premises, nor any walls, ceilings, beams or ducts enclosing or connected to or serving the Premises, to the extent such items have been or will be constructed by or at the express direction of Lessor or Lessor's employees, contain or will contain any friable asbestos. .,Lessor further represents, warrants and covenants that it will at all times comply with all laws, rules, regulations, ordinances, policies, etc. pertaining to asbestos with regard to all items or improvements installed or introduced in or on the Building or Premises by Lessor or its agents or employees. Lessor shall be liable for any and all losses, damages, costs and expenses, including attorneys' fees, incurred by-Lessee or Lessee's employees, invitees, agents and representatives as a result of the breach of any of the foregoing representations. Further, Lessor represents, warrants and agrees that, without limiting the foregoing, Lessor shall, at all times, reasonably act so as to prevent the installation of asbestos in the Building; provided, however, notwithstanding the foregoing, Lessor shall not be responsible for the actions of Lessee or any other Lessees or its or their employees, agents, contractors, sublessees, licensees, assigns or invitees. In the event it is disclosed that the Building, the Premises or such walls, ceilings, beams, and ducts do contain asbestos (and the same was constructed by or at the express direction of Lessor or Lessor's employees), Lessor shall, at, its cost, if and at such time as Lessee may request in writing, promptly remove such asbestos from the Building or the Premises, as the case may be, and take all reasonable steps necessary to prevent exposure of the Premises, and Lessee and Lessee's employees, invitees, agents and representatives, to asbestos during such removal. If Lessor fails to promptly and safely remove any such asbestos as so requested by Lessee, Lessee may, in its sole discretion, take immediate steps to remove such asbestos or prevent such asbestos from contaminating the Premises, Lessee and Lessee's employees, invitees, agents and representatives, all at Lessor's sole cost and expense.


                          (b) Lessee represents and warrants to Lessor that no portion of the Premises or any improvements, fixtures, equipment, machinery, furniture or personal property used, located or installed therein, to the extent such items are used, constructed, installed or introduced into the Premises by or at the express direction of Lessee or Lessee's employees (but not by Lessor or Lessor's agents or employees), contain or will contain any asbestos. In addition, Lessee represents, warrants and covenants that it will at all times comply with all laws, rules, regulations, ordinances, policies, etc. pertaining to asbestos with regard to all items or improvements installed or introduced in or on the Building or Premises by Lessee or its agents or employees. Lessee shall be liable for any losses, damages, costs and expenses, including attorneys' fees, incurred by Lessor or Lessor's employees, invitees, agents and representatives as a result of the breach of any of the foregoing representations. Further, Lessee represents, warrants and agrees that, without limiting the foregoing, Lessee shall, at all times, reasonably act so as to prevent the use, introduction or installation of any asbestos in the Premises. In the event it is disclosed that the Premises or any improvements, alterations, fixtures, equipment, machinery, furniture or personal property contain asbestos and the same was used, constructed, installed or introduced into the Premises by Lessee or Lessee's employees, contractors, sublessees, invitees or assigns, Lessee shall, at its cost, if and at such time as Lessor may request in writing, promptly remove such asbestos from the Premises and take all reasonable steps necessary to prevent exposure of the remainder of the Building, and Lessor and Lessor's employees, invitees, Lessees, agents and representatives, to asbestos daring such removal. If Lessee fails to promptly and safely remove such asbestos as required by Lessor, Lessor may, in its' sole discretion, take immediate steps to remove such asbestos or prevent such asbestos from contaminating the Building or the Premises, Lessor and Lessor's employees, invitees, Lessees, agents and representatives, all at Lessee's sole cost and expense.

                 67.        Option to Extend.

                 67.1 Grant. Lessee is hereby granted an option to extend (the "Option") the Term of this Lease for an additional period of five
(5) years (the "Option Term") for the entire Premises as the Premises exist at the end of the original term of the Lease. The rental rate shall be ninety-five percent (95%) of the "Fair Market Rental Rate" as described in Paragraph 67.3 below. The Option must be exercised if at all by written notice ("Option Notice") delivered by Lessee to Lessor not later than twelve (12) months prior to the end of the original term of the Lease; provided, however, that Lessee shall be entitled to deliver a preliminary notice to Lessor, not earlier than fifteen (15) months prior to the end of the original term of the Lease, of Lessee's intention to exercise the Option, following which Lessor shall, not later than thirty (30) days after receipt of such preliminary notice, deliver to Lessee the good faith opinion of Lessor as to the "Fair Market Rental Rate", as described below. Lessee shall have the period of Lime between Lessor's delivery to Lessee of Lessor's good faith estimate of the Fair Market Rental Rate, and that date which is twelve (12) months prior to the end of the original term of the Lease to reach agreement with Lessor as to the Fair Market Rental Rate of the Premises. Failure to reach agreement by such twelve
(12) month date shall give Tenant the option to deliver a notice by such nine
(9) month date rescinding Lessee's preliminary election to exercise the Option, or to provide notice requesting an arbitration pursuant to the procedures set forth below. If Lessee does not deliver a notice rescinding its preliminary election to extend or requesting an arbitration under this Paragraph 67, then Lessee shall be conclusively deemed to have accepted Lessor's good faith estimate of the Fair Market Rental Rate, and such good faith estimate shall be the rental rate for the Option Term. If Lessee selects arbitration, the matter shall proceed as follows:

                 (i) Lessor and Lessee shall each appoint one (1) independent arbitrator who shall by profession be a real estate professional who shall have been active over the five (5) year period ending on the date of such appointment in the appraisal and/or leasing of similar properties in the vicinity of the Building. The determination of the arbitrators shall be limited solely to the issue of whether Lessor or Lessee's submitted Fair Market Rental Rate is the closest to the actual Fair Market Rental Rate as determined by the arbitrators, taking into account the requirements of this Paragraph 67 above regarding same. Such decision shall be based upon the projected prevailing Fair Market Rental Rate as of the commencement of the Option Term. Each such arbitrator shall be appointed within fifteen
         (15) days after the commencement of arbitration proceedings.

                 (ii) The two (2) arbitrators so appointed shall within fifteen (15) days of the date of the appointment of the last appointed arbitrator agree upon and appoint a third arbitrator who shall be qualified under the same criteria set forth hereinabove for qualification of the initial two (2) arbitrators.

                 (iii) The three (3) arbitrators shall within thirty (30) days of the appointment of the third arbitrator reach a decision as to whether the parties shall use Lessor's or Lessee's submitted Fair Market Rental Rate, and shall notify Lessor and Lessee thereof.

                 (iv) The decision of the majority of tile three (3) arbitrators shall be binding upon Lessor and Lessee. If either Lessor or Lessee fails Lo appoint an arbitrator within the time period specified In Paragraph 67 hereinabove, the arbitrator appointed by one of them shall reach a decision based upon the same procedures as set forth above (i.e., by selecting either Lessor's or Lessee's submitted Fair Market Rental Rate), and shall notify Lessor and Lessee thereof, and such arbitrator's decision shall be binding upon Lessor and Lessee.

                 (v) If the two (2) arbitrators fail to agree upon and appoint a third arbitrator, both arbitrators shall be dismissed and the matter to be decided shall be forthwith submitted to arbitration under the provisions of the American Arbitration Association based upon the same procedures as set forth above (i.e., by selecting either Lessor's or Lessee's submitted Fair Market Rental Rate).

                 (vi) The cost of arbitration shall be paid by the losing party.

                 (vii) If Lessee has preliminarily exercised its Option to Extend, and has not rescinded such exercise by the commencement of the twelfth (12th) month prior to the end of the original term of the Lease, then Lessee shall not be entitled to rescind its election and the term shall be conclusively deemed to have been extended by the addition thereto of the Option Term.


                 67.2 Conditions to Exercise. The Option shall not be deemed to be properly exercised if, as of the date of the Option Notice or at the end of the then current term, Lessee (I) is in a state of uncured default, after applicable grace periods, under the Lease or (II) has assigned or sublet any of its interest in this Lease of the Premises, other than to a 'Lessee Affiliate" as described in Paragraph 12.2 of this Lease. Provided Lessee has properly and timely exercised the Option, the term of this Lease shall be extended by the Option Term, and all terms, covenants and conditions of this Lease shall remain unmodified and in full force and effect, except for the Base Rent, which shall be adjusted to ninety-five percent (95%) of the "Fair Market Rental Rate" of the Premises, as defined in Paragraph 67.3 below.

                 67.3 Definition of Fair Market Rental Rate. As used herein, "Fair Market Rental Rate" shall mean the projected prevailing rental rate as of the first day of the Option Term for similar mixed-use "research and development"-type tilt-up buildings with comparable parking and of comparable age and condition, situated in the Marina del Rey/West Los Angeles area of Southern California.

                 68. Approval of Lender. This Lease shall become effective upon the full execution and delivery thereof by Lessor and Lessee and upon the approval thereof in writing by the beneficiary under the first deed of trust presently encumbering the Building (the "Present Lender"), which approval must be dated following the date of completion of the negotiations presently ongoing between Lessor and the Present Lender with respect to certain modifications to the terms of the financing affecting the Building. If Lessor is unable to deliver a copy of such properly dated written approval of this Lease by the Present Lender by that date which is thirty (30) days following the date of execution and delivery of this Lease by Lessee, then this Lease shall terminate, at the election of either party in writing delivered to the other party. If neither party elects to terminate, then the delays experienced by Lessor in obtaining the written approval of this Lease by the Present Lender shall be deemed to be a "force majeure delay" as defined in the Provisions of Paragraph 50.2.2 above. In the event that this Lease is terminated as a result of the provisions of this Paragraph, Lessor shall reimburse Lessee for all of its out-of-pocket costs actually incurred by Lessee from the date the Lease is executed by Lessee until the date of such termination, which reimbursement shall be limited to a maximum of $10,000. Such out-of-pocket costs shall include space planning costs and any other costs incurred during said Lime period.

                69.   Security for Lessee's Obligations.

                69.1 Letter of Credit. In lieu of $200,000 cash, Lessee shall have the option of supplying Lessor, not later than thirty (30) days after the date of execution and delivery of this Lease by Lessee, with an unconditional, irrevocable and renewable letter of credit ("Letter of Credit") for $200,000, in favor of Lessor in form and issued by a bank located in Los Angeles, California, reasonably satisfactory to Lessor. Prior to the issuance of the Letter of Credit, Lessee shall deliver a draft thereof to Lessor for review by Lessor of the form and content of the Letter of Credit, so that. once it is issued it will be in form and substance previously approved by Lessor. The Letter of Credit shall be held by Lessor subject Lo all terms and conditions of Paragraph 5 of the Lease. The Letter of Credit shall state that an authorized officer or other representative of Lessor may make demand on Lessor's behalf for the principal amount of the Letter of Credit, or any portion thereof, and that the issuing bank must immediately honor such demand without qualification or satisfaction of any conditions, except the proper identification of the party making such demand. In addition, the Letter of Credit shall indicate that it is transferable in its entirety by Lessor as beneficiary and that upon receiving written notice of transfer, and upon presentation to the issuer of the original Letter of Credit, the issuer will reissue the Letter of Credit naming such transferee as the beneficiary.

                69.2 Substitution. Provided that Lessee has not committed an uncured event of default whose cure period has expired, then at the end of the third (3rd) year of the Lease Term, Lessee may substitute a new Letter of Credit for $100,000 for the remainder of the term of this Lease. The date upon which the Letter of Credit may be reduced as aforesaid in this Paragraph 62.2 shall be tolled for that period of time during which an event of default remains uncured-following the expiration of the applicable cure periods. If the Letter of Credit then in effect at any point during the Term of this Lease is due to expire on a date certain, and Lessee has not substituted a new Letter of Credit in the appropriate principal amount within thirty (30) days prior to the scheduled expiration of the 'then effective Letter of Credit, Lessor may deliver written notice of such fact to Lessee, and if Lessee does not extend the Letter of Credit or substitute a new Letter of Credit within ten (10) days after Lessee's receipt of such notice from Lessor, Lessor shall be entitled to make demand for the principal amount of the then applicable Letter of Credit and, thereafter, to hold such funds in accordance with the provisions of this Paragraph 69.2.

                69.3 Default. If Lessee commits a default with respect to any provision of this Lease, which remains uncured after the expiration of the applicable cure periods, Lessor may (but shall not be required to) draw down on the then existing Letter of Credit as if it were cash for Lessor's application pursuant to the provisions of Paragraph 5 of this Lease.
If any portion of the Letter of Credit is so used or applied, Lessee shall within ten (10) days after demand therefor, post an additional Letter of Credit in an amount sufficient to restore the Letter of Credit to the principal amount then required under Paragraphs 53.1 or 53.2 above.

        SPECIAL ADDITIONAL PROVISIONS. These special additional provisions have been agreed upon by Lessor and Lessee and are made a part of this Addendum to Lease as follows:

        1. Credit for Unused Allowance. With reference to the Allowance set forth in Paragraph 51.3 of this Addendum, Lessor and Lessee hereby agree that notwithstanding any contrary provisions of said Paragraph 51.3 or any other provisions of this Lease, any portion of the Allowance which remains unused following the completion of the work of construction of the Lessee Building Work shall be divided into twelve equal parts and each part shall be applied as a rental credit for each of the first twelve months of the Term of this Lease.

        2.  Adjustment to Provisions Regarding Tenant's Current Rent
Obligation: Reference is made to Paragraph 62 of the Addendum to this Lease. Notwithstanding any other provisions express or impled to the contrary in said Paragraph 62 or any other provision of this Lease, Lessor and Lessee hereby agree that Lessee shall be entitled to a current lease reimbursement amount of $105,000, notwithstanding the fact that lessee may owe less than $105,000 under the Stoner Lease and the Exposition Lease at the Commencement Date of the Term of this Lease. The provisions of said Paragraph 62 are designated to limit Landlord's obligation to the actual amounts of rent due and owing under the Stoner Lease and the Exposition Lease as of the Commencement Date of the Term of this Lease. However, by the provisions of this Paragraph 2, Lessor's and Lessee's agreement is that to the extent that there is a balance remaining after deducting the rental reimbursement payable pursuant to Paragraph 62 from $105,000, such balance shall be divided into twelve equal parts and each part shall be applied as a rental credit for each of the first twelve months of the Term of this Lease. By way of illustration; if on the Commencement Date of the Term of this Lease, a total rental obligation remains under the Stoner Lease and the Exposition Lease of $46,310, the difference between such sum and $105,000 equals $58,690, which would be divided into twelve equal parts of $4,890.83, which would be the monthly rent credit for the first twelve months of the Term of the Lease.

GILDA MARX INCORPORATED,                AMC ASSOCIATES, a California Limited
a California corporation                Partnership


By:    [SIG]                            By:  Marina Center Associates, Inc.,
    -------------------                      a California corporation, its
    Its: President                           general partner
        ---------------

By:                                     By:  William L. Tooley
   --------------------                    ----------------------
    Its:                                     William L. Tooley
        ---------------                      Executive Vice President

         "LESSEE"                               "LESSOR"

43. Authority. If Lessee is a corporation, trust, or general or limited partnership, each individual executing this Lease on behalf of such entity represents and warrants that he or she is duly authorized to execute and deliver this Lease on behalf of said entity. If Lessee is a corporation, trust or partnership, Lessee shall, within thirty (30) days after execution of this Lease, deliver to Lessor evidence of such authority satisfactory to Lessor.

44. Conflict. Any conflict between the printed provisions of this Lease and the typewritten or handwritten provisions, if any, shall be controlled by the typewritten or handwritten provisions.

45. Offer. Preparation of this Lease by Lessor or Lessor's agent and submission of same to Lessee shall not be deemed an offer to lease. This Lease shall become binding upon Lessor and Lessee only when fully executed by Lessor and Lessee.

46. Addendum. Attached hereto is an addendum or addends containing paragraphs 47 through 69 which constitute a part of this Lease.




























LESSOR AND LESSEE HAVE CAREFULLY READ AND REVIEWED THIS LEASE AND EACH TERM AND PROVISION CONTAINED HEREIN AND, BY EXECUTION OF THIS LEASE, SHOW THEIR INFORMED AND VOLUNTARY CONSENT THERETO. THE PARTIES HEREBY AGREE THAT, AT THE TIME THIS LEASE IS EXECUTED, THE TERMS OF THIS LEASE ARE COMMERCIALLY REASONABLE AND EFFECTUATE THE INTENT AND PURPOSE OF LESSOR AND LESSEE WITH RESPECT TO THE PREMISES .

        THIS LEASE HAS BEEN PREPARED FOR SUBMISSION TO YOUR ATTORNEY FOR APPROVAL NO REPRESENTATION OR RECOMMENDATION IS MADE BY THE AMERICAN INDUSTRIAL REAL ESTATE ASSOCIATION OR BY THE REAL ESTATE BROKER OR ITS AGENTS OR EMPLOYEES AS TO THE LEGAL SUFFICIENCY, LEGAL EFFECT, OR TAX CONSEQUENCES OF THIS LEASE OR THE TRANSACTION RELATING THERETO: THE PARTIES SHALL RELY SOLELY UPON THE ADVICE OF THEIR OWN LEGAL COUNSEL AS TO THE LEGAL AND TAX CONSEQUENCES OF THIS LEASE.


               LESSOR                                        LESSEE

AMC ASSOCIATES, a California Limited Partnership
BY: Marina Center Associates, Inc., a California
    corporation, its general partner                  GILDA MARX INCORPORATED,
- ------------------------------------------------      ------------------------
                                                      a California Corporation

By   WILLIAM L. TOOLEY                                By        [SIG]
    --------------------------------------------       ----------------------
    William L. Tooley
    Its Executive Vice President                      By
    --------------------------------------------       ----------------------

Executed on             8-3-92                       Executed on   7/27/92
           --------------------------------------               --------------
                                 [Corporate Seal]              [Corporate Seal]


           ADDRESS FOR NOTICES AND RENT                      ADDRESS


  3303 Wilshire Boulevard, Suite 1200
- -------------------------------------------------       ----------------------

  Los Angeles, CA  90010
- -------------------------------------------------       ----------------------

  Attn: Mr. Bruce Beatty                                Attn:
- -------------------------------------------------       ----------------------

   American Industrial Real Estate Association, Los Angeles, CA 90071 (213) 687-8777

                                  EXHIBIT "A"
                                    (1 OF 2)


                    [Floor Plan of First Floor of Premises.]

                                  EXHIBIT "A"
                                    (2 OF 2)


                   [Floor Plan of Second Floor of Premises.]

                                  EXHIBIT "B"


                                [Parking Plan.]

                      COVENANTS AND RESTRICTIONS


         It is agreed between Lessor and Lessee that Lessor shall have the exclusive right to authorize buildings, exterior signs and to approve plans and specifications as to landscaping and architectural conformity to a garden type office-industrial center.

         It is further agreed that no variations from the restrictions hereinafter set forth shall be permitted without the consent in writing of Lessor.

         1.      No building shall be constructed upon the Premises within tan
                 (10) feet of any street in existence at the time of such construction or within ten (10) feet of any other site, nor have exterior walls constructed other than of tilt-up concrete or equal material, nor shall any building be constructed upon the Premises with a roof having a difference in elevation of more than two (2) feet unless approved in the manner hereinabove provided.

         2. Within the required set-back area from streets there shall be maintained on the Premises only paved walks, paved driveways, lawns and landscaping, and the surface of so much of the remainder of the Premises as is not covered by buildings, by lawns or by landscaping shall be treated so as to be dust free.

         3. There shall be maintained on the Premises facilities for parking, loading and unloading sufficient to serve the business conducted thereon; without using adjacent streets therefor; and no use shall be made of the Premises which will attract parking in excess of the parking spaces then available thereon.

         4. The Premises shall be used only for manufacturing, processing, storage, wholesale, office, laboratory, professional, research and development activities; and there shall not be permitted any junk or salvage yard or any other use which will be offensive or dangerous to the community by reason of odor, fumes, dust, smoke, noise, toxic waste or radiation or any other pollution, or will be hazardous by reason of such pollution or by danger of fire or explosion.

         5. The exterior of all structures and all walks, driveways, lawns and landscaping on the Premises shall be maintained in good order, repair and condition, and all exterior painted surfaces shall be maintained in first-class condition and shall be repainted at least once in every four (4) years.

         6. No open storage shall be permitted on the Premises unless protected by screening to a height of not more than eight (8) feet approved in the manner hereinabove provided.


                                  EXHIBIT "C"

                                  EXHIBIT "D"

                                 LESSOR'S WORK


         1. Construction of new demising partition in the ground floor area of the Premises not currently demised. Construction to match existing demising partition. Any special security provisions to be at Lessee's sole cost.

         2. Retrofitting of existing restrooms in the Premises to conform to current codes including Title 24. Preliminary floor plans and finishes delineating the proposed retrofit delivered to Lessee for Lessee's reasonable approval.

         3. Separate metering or sub-metering of all electrical service to the Premises.

         4. Separate HVAC Systems for the exclusive use of the Premises. Distribution within the Premises to be by Lessee. HVAC Systems to be adequate for the uses described in Paragraph 6.1 of this Lease. Lessor to move the existing HVAC units on the second floor of the Building to the roof. Lessor to maintain HVAC equipment during the Lease term at Lessee's expense, provided, however, Lessor will negotiate maintenance contracts using food faith, reasonable service standards and pricing and ensuring Lessee of reasonably prompt service in the event of emergencies.

         5. Contractor's overhead and profit and construction management fees, and cost for demolition, reworking of conduit, and work related thereto of a portion of the second floor to provide for high-bay warehouse.

         6. Construction of an interior passenger elevator in the Building's main lobby, to be operational on or as soon as commercially reasonably possible after the Commencement Date.

         7.      Slurry coat and restripe the parking lot.

         8. Construction of one truck loading dock and ramp, dock-high, to be located in the middle of the north side of the Building, pursuant to the depiction and the outline specifications described in Schedule I to this Exhibit "D", with Lessor to be responsible for one-half of the total cost of said truck loading dock and ramp, which construction is subject to the prior written consent of an existing tenant of the Building, which tenant will lose the use of a truck door as a result of the construction of such truck loading dock and ramp. Lessee shall pay its share of the costs of such truck loading dock and, ramp promptly upon receipt of invoices therefor, which shall be delivered to Lessee when Lessor is invoiced therefor, and with the final payment due upon receipt of the contractor's final invoice stating that the work has been substantially completed. Lessor and Lessee shall meet to discuss the bid for such work, which will be submitted ,by Lessor's general contractor in charge of construction, in order to use their best commercially reasonable good faith efforts to "value engineer" the work of construction of such dock high truck door to attempt to bring the costs with respect thereto to under $24,000.

                           SCHEDULE 1 TO EXHIBIT "D"
                                    (1 OF 2)


                          [Diagram of Lessor's Work.]

                           SCHEDULE 1 OF EXHIBIT "D"
                                    (2 OF 2)


                    [Diagram of Lessor's Work (continued).]

                                  EXHIBIT "E"


                          LIST OF HAZARDOUS MATERIALS


None, except as permitted by the exclusions set forth in Paragraph 53.1 of this Lease.

                           NOTICE OF LEASE TERM DATES



To:     Gilda Marx Incorporated
        11755 Exposition Boulevard                      Date: May 3, 1993
        Los Angeles, CA  90064                                -----------


Re:     Lease dated July 29, 1992, as amended by that certain First Amendment to Lease dated August 28, 1992 and as further amended by that certain Second Amendment to Lease dated January 18, 1993 between AMC Associates Landlord, and Gilda Marx Incorporated, Tenant, concerning 53,963 rentable square feet located at 5340 Alla Road, California 90066


Gentlemen:

In accordance with the subject Lease, we wish to advise and/or confirm as follows:

        1. That the Premises have been accepted herewith by the Tenant as being substantially complete in accordance with the subject Lease, and that there is no deficiency in construction.

        2. That the tenant has possession of the subject Premises and acknowledges that under the provisions of the subject Lease, the term of said Lease shall commence as of April 22, 1993 for a term of 10 years ending on April 30, 2003.

        3. That in accordance with the subject Lease, rental commenced to accrue on April 22, 1993.

        4. If the commencement date of the subject Lease is other than the first day of the month, the first billing will contain a pro rata adjustment. Each billing thereafter shall be for the full amount of the monthly installment as provided for in said Lease.

        5. Rent is due and payable in advance on the first day of each and every month during the term of said Lease. Your rent checks should be made payable to
                        AMC Associates
                at      c/o Tooley & Company
                        3303 Wilshire Boulevard, 12th floor
                        Los Angeles, CA  90010



                              AGREED AND ACCEPTED



Gilda Marx Incorporated, a California
corporation                             AMC  Associates, a California limited
                                        partnership
By:            /s/
    ------------------------------
                                         By: Marina Center Associates, Inc.
                                         a California corporation
Print Name:  ROBERT MARX                 Its:    General Partner
             ---------------------
     Its: Co-CEO

By:             /s/                      By:                /s/
   -------------------------------           --------------------------------

Print Name:    Mitchell Guzik           Print Name:     William L. Tooley
           -----------------------                  -------------------------


   Its:      President                      Its:   Executive Vice President
           -----------------------              -----------------------------

Date:        5/21/93                       Date:          5/25/93
       ---------------------------              -----------------------------
            (Tenant)                                    (Landlord)

                            FIRST AMENDMENT TO LEASE


         This FIRST AMENDMENT TO LEASE ("First Amendment") is made and entered into as of the 28th day of August, 1992, by and between AMC ASSOCIATES, a California limited partnership ("Landlord"), and GILDA MARX INCORPORATED, a California corporation ("Tenant").

                                    RECITALS:

         A.      Landlord and Tenant entered into that certain
Standard Industrial Lease - Multi-Tenant, dated July 29, 1992 ("Lease") , wherein Landlord leased to Tenant, and Tenant leased from Landlord, approximately 53,000 rentable square feet of space on the ground floor and second floor of that certain building ("Building") located and addressed at 5340 Alla Road, Los Angeles, California, as more particularly described on Exhibit "A' attached to the Lease.

         B. Landlord and Tenant desire to amend the Lease to (i) delay the date within which Lessor is required to deliver to Lessee notice of the Present Lender's approval of the Lease (as discussed in Paragraph 68 of the Addendum to Lease attached to the Lease ("Addendum")), (ii) increase the maximum amount for which Lessor shall reimburse Lessee if Lessor is unable to timely deliver such notice to Lessee (as discussed in Paragraph 68 of the Addendum) and (iii) to otherwise amend the Lease as hereinafter provided.


         NOW, THEREFORE, incorporating the foregoing recitals and in consideration of the mutual covenants contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

         1. Capitalized Terms. All capitalized terms when used herein shall have the same meaning as is given such terms in the Lease unless expressly superseded by the terms of this First Amendment.

         2. Present Lender Approval Date. Notwithstanding the terms of Paragraph 68 of the Addendum, neither party shall have the right to terminate the Lease as a result of Lessor's failure to deliver to Lessee a notice of the Present Lender's approval of the Lease unless Lessor fails to deliver such notice to Lessee on or before 5:00 p.m. on Friday, September 11, 1992.

         3. Reimbursement of Expenses . Notwithstanding the terms of Paragraph 68 of the Addendum, in the event that the Lease is terminated as a result of the provisions of Paragraph 68 of the Addendum, as amended by Paragraph 2 above, Lessor shall reimburse Lessee, in addition to Lessor's reimbursement obligations set forth in Paragraph 68 of the Addendum, for all reasonable, documented and out-of-pocket expenses incurred by Lessee solely with respect to space planning during the period of August 31, 1992 through and including September 11, 1992; provided, however, in no event shall Lessor's liability under this Paragraph 3 exceed Five Thousand Dollars ($5,000.00).


         4. No Further Modification. Except as set forth in this First Amendment, all of the terms and provisions of the Lease shall apply and shall remain unmodified and in full force and effect.


         IN WITNESS WHEREOF, this First Amendment has been executed as of the day and year first above written.

                                        LANDLORD:

                                        AMC ASSOCIATES, a California limited
                                        partnership


                                        By: Marina Center Associates, Inc.,
                                            California corporation, its
                                            general partner


                                        By:   William L. Tooley
                                            -----------------------
                                              William L. Tooley, its
                                              executive vice president


                                        TENANT:


                                        GILDA MARX INCORPORATED, a
                                        California corporation

                                        By:   Mitchell Gill
                                           -------------------
                                              Its: President
                                                  ------------


                                         By:  Ronald Ozen
                                            -----------------
                                              Its:  CFO
                                                  -----------

                           SECOND AMENDMENT TO LEASE



         This SECOND AMENDMENT TO LEASE ("Second Amendment") is made and entered into as of the 18th day of January,1993, by and between AMC ASSOCIATES, a California limited partnership ("Lessor") , and GILDA MARX INCORPORATED, a California corporation ("Lessee").


                                   RECITALS:


         A. Lessor and Lessee entered into that certain Standard Industrial Lease - Multi-Tenant, dated July 29, 1992, as amended by that certain First Amendment to Lease dated as of the 28th day of August, 1992 (together hereafter collectively the "Lease") wherein Landlord leased to Lessee, and Lessee leased from Lessor, approximately 53,000 rentable square feet of space on the ground floor and second floor of that certain building ("Building") located and addressed at 5340 Alla Road, Los Angeles, California, as more particularly described on Exhibit "A" attached to the Lease.


         B. Lessor and Lessee desire to amend the Lease to (i) confirm the usable and rentable square footage of the Premises and (ii) to otherwise amend the Lease as hereinafter provided.


         NOW, THEREFORE, incorporating the foregoing recitals and in consideration of the mutual covenants contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:


         1. Capitalized Terms. All capitalized terms when used herein shall have the same meaning as is given such terms in the Lease unless expressly superseded by the terms of this First Amendment.


         2. Rentable and usable Square Footage. Based on Lessee's Final Plans, the rentable square footage of the Premises as defined in Paragraph 48 of the Addendum to Lease is determined to be 53,963, as set forth on the sheet entitled "Area Calculation for Gilda Marx" and the floor plan attached hereto and made a part hereof as Exhibit "A" and "A-1". The usable square footage of the Premises is determined to be 52,088 square feet, which includes the following portions of the calculations shown on Exhibit "A-1" (46,036, 5,092, 720 and 240 square feet, respectively).


         3. Base Rent. Based on the rentable square footage set forth in Paragraph 2 above, the initial monthly Base Rent as defined in Paragraph 4.1 of the Lease is subject to rent adjustments and set forth in Paragraph 52 of the Addendum to Lease.


         4. Lessee's Share. Based on the Building rentable square footage of 109,107, Lessee's Share as set forth in Paragraph 4.2(a) of the Lease is defined as 49.46% (109,107 divided by 53,963).

                                 EXHIBIT A - 1


                           [Floor Plan of Premises.]

                                   EXHIBIT B


                                [Parking Plan.]

                                   Exhibit F

                          List of Hazardous Materials

Sublessee hereby warrants and represents that to the best of its knowledge Subleases does not use in its business any hazardous materials as set forth in paragraph 53.1 in the Master Lease and defined in subparagraph 53.2 in the Master Lease.

                                  EXHIBIT "G"



                         [Diagram of Expansion Space.]

                            THIRD AMENDMENT TO LEASE

        This Third Amendment to Lease ("Third Amendment") is made and entered into as of the 18th day of July, 1994 by and between AMC ASSOCIATES, a California limited partnership ("Lessor") and GILDA MARX INCORPORATED, a California corporation ("Lessee").

                                    RECITALS

        A. Lessor and Lessee entered into that certain Standard Industrial Lease-Multi-Tenant dated July 29,1992, as amended by that certain First Amendment to Lease dated as of August 28,1992, and by that certain Second Amendment to Lease dated as of January 18,1993, and by a letter agreement dated February 4, 1994 (hereinafter collectively the "Lease") wherein Lessor leased to Lessee and Lessee leased from Lessor approximately 53,963 rentable square feet of space on the ground floor and second floor of that certain building ("Building") located and addressed at 5340 Alla Road, Los Angeles, California, as more particularly described on Exhibit A attached to the Lease.

        B. Lessor and Lessee desire to further amend the Lease to (i) extinguish the option to extend and the option to expand, (ii) abate the right of first offer, (iii) revised provisions related to the letter of credit, and
(iv) otherwise modify the Lease as hereinafter provided.

        NOW, THEREFORE, incorporating the foregoing recitals and in consideration of the mutual covenants contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

        1. Capitalized Terms. All capitalized terms as used herein shall have the same meaning as is given such terms in the Lease unless expressly superseded by the terms of this Third Amendment.

        2. Option to Expand. The option to expand set forth in Paragraph 58 of the Addendum is hereby deleted and of no further force and effect.

        3. Right of First Offer. The right of first offer described in Paragraph 63 of the Addendum is hereby suspended for a period of time commencing with the full execution and delivery of this Third Amendment to Lease and end August 1, 1996, at which time the provisions of said Paragraph 63 shall be reinstated and shall be applicable from such date of reinstatement forward. Further, the penultimate sentence of said Paragraph 63 is hereby revised by adding the following clause thereto: "and may not be exercised unless Gilda Marx Incorporated is in occupancy of the entire Premises."

        4. Option to Extend. The option to extend set forth in Paragraph 67 of the Addendum to the Lease is hereby deleted and shall be of no further force and effect.

        5. Letter of Credit. The $200,000 letter of credit referred to in Paragraph 69 of the Addendum to the Lease is scheduled for substitution with a new letter of credit for

$100,000 as of the end of the third year of the term of the Lease Paragraph 69.2 of the Addendum is hereby amended to provide that the letter of credit shall remain at the $200,000 level through the seventh (7th) year of the term of the Lease, i.e., through April 22, 2000, and after such date, if Lessee has qualified for a reduction in the letter of credit under the terms of Paragraph
64.2 of the Addendum, a $100,000 letter of credit may be substituted with for the $200,000 letter of credit for the remainder of the term of the Lease.

                6. No Further Modification. Except as set forth in this Third Amendment, all of the terms and conditions of the Lease shall apply and shall remain unmodified and in full force and effect.

                IN WITNESS WHEREOF, this Third Amendment has been executed as of the day and year first above written.

LESSOR:                                           LESSEE:

AMC ASSOCIATES, a California limited              GILDA MARX INCORPORATED, a
partnership                                       California corporation

        By:  Marina Center Associates, Inc.,a     By:  [SIG]
             California corporation, its             ------------------------
             general partner
                                                        Its:  President
                                                            -----------------
                                                  By:  [SIG]
                                                     ------------------------
             By:_________________________
                                                        Its:  Title
                    William L. Tooley                       -----------------
                    Executive Vice President

                               [TOOLEY & COMPANY
                       DEVELOPMENT - LEASING - MANAGEMENT]

February 4, 1994



Mr. Ronald Ozur
Chief Financial Officer
Gilda Marx Incorporated
5340 Alla Road
Los Angeles, CA  90066-7004

Dear Ron:

This letter is to confirm Airport Marina Center Associates willingness to reduce Gilda Marx's rent at Airport Marina Center, $10,000 per month for the period May through August 1994, for a total $40,000. In exchange for this concession Gilda Marx agrees to move the November 1, 1995 rental adjustment date forward to July 1, 1995 and adjust their rent to $.72 per square foot per month at that time.

If you are in agreement with this arrangement please indicate your acceptance in the space provided below and return a copy to the undersigned at your earliest convenience.

Cordially,

[sig]

BRUCE A. BEATTY

ACCEPTED:

GILDA MARX INCORPORATED



By    [sig]
     ---------------------------------

Date  2-7-94
     ---------------------------------

BAB: ss

cc:     Bill Tooley
        Craig Ruth
        Kent Jakobsen
        John Pittman
        Robin Rice



[3303 WILSHIRE BLVD - LOS ANGELES, CALIFORNIA 90010-213/382-8211-FAX
213/382-9505]

                                  EXHIBIT "D"


                       Customary Substances In Customary
                     Quantities Customarily Used In Offices

                                  EXHIBIT "E"



                    [Floor Plan of Second Floor of Premises.]